UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-08572

Bishop Street Funds

(Exact name of registrant as specified in charter)

c/o CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-262-9565

Date of fiscal year end: December 31, 2016

Date of reporting period: December 31, 2016

Item 1.	Reports to Stockholders.

Bishop Street Funds®

Annual Report
December 31, 2016

STRATEGIC GROWTH FUND

DIVIDEND VALUE FUND

HIGH GRADE INCOME FUND

HAWAII MUNICIPAL BOND FUND

SHORT DURATION BOND FUND

Investment Adviser

Bishop Street
Capital Management

BISHOP
STREET
FUNDS

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities is available without charge, by calling 1-800-262-9565 or by visiting the Commission’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, by calling 1-800-262-9565 or by visiting the Funds’ website at http://www.bishopstreetfunds.com or the website of the Securities and Exchange Commission.

BISHOP STREET

TABLE OF CONTENTS

FUNDS

BISHOP STREET

LETTER TO SHAREHOLDERS

FUNDS

Dear Shareholder:

U.S. stock markets produced strong returns in 2016, driven by solid economic reports and an end-of-the-year rally related to the much anticipated policies of President-Elect Donald Trump. The S&P 500 Index rose 11.95% over the year, while the Nasdaq 100 Stock Index experienced a return of just over 7%. Developed international markets, as measured by the MSCI EAFE Index, gained just over 1% during the year.

While impressive, the nominal returns above do not accurately reflect the severe market volatility that occurred during the year. In the first two months of 2016, the market (S&P 500 Index) declined sharply by -15% on worries of slowing growth in China. Over the next four months, the equity markets clawed their way back to levels near where they started the year but just when things began to feel normal again, the market declined sharply by over -5% in June, due to a surprising vote by the U.K. to leave the European Union. The markets declined modestly again heading into the U.S. Presidential election but since then, have rallied sharply with over 80% of the return attributable to gains earned in the last two months of the year.

Interest rates were equally volatile with the yield on the 10-Year U.S. Treasury note declining 91 basis points to a low of 1.36% in July, and finishing the year at 2.45%. U.S. bond markets experienced small positive returns in 2016, with the Bloomberg Barclays U.S. Aggregate Bond Index increasing 2.65%. Credit was the sector of choice reflecting investor’s penchant to take on risk. Looking ahead, market indicators imply that the trajectory of interest rates will continue higher, a message that has been well communicated by U.S. Federal Reserve.

As the economy continues to mature, economic indicators will continue to be mixed. Positive data points currently include the U.S. labor market, as the unemployment rate holds steady at its lowest level in nearly ten years. Also, earnings projections are forecasted to remain strong despite the muted economic growth experienced last year. A strong U.S. dollar will likely be a headwind for sales abroad so an interesting picture lies ahead.

One new development that we are proud to announce is the recent launch of the Short Duration Bond Fund. This Fund invests in high quality U.S. treasury and government-

Bishop Street Funds

issued securities and does not assume the credit risk that is associated with corporate securities. In the uncertain times which lie ahead, we believe that this Fund will deliver attractive risk-adjusted fixed income returns to our shareholders.

The Road Ahead

President-Elect Donald Trump’s policies and strategic initiatives appear to be good for growth but might be offset by the negative side effects of higher wages, rising inflation and interest rates and like any other political platform, questions still remain regarding implementation and execution. While we do expect the U.S. economy to move steadily forward, it will not be without starts and stops and episodes of sharp volatility tied to geopolitical risks abroad and uncertainty related to Trump’s economic, fiscal and foreign policy initiatives.

Under these circumstances, we believe that portfolio diversification is a prudent way to help weather these shocks and remain confident that the Bishop Street Family of Funds will provide you with the strategies needed to create a value-added investment portfolio.

As always, thank you for your continued trust and confidence.

Sincerely,

Michael K. Hirai, CFA, CPA

President and Chief Investment Officer

Bishop Street Capital Management

February 7, 2017

The performance data quoted represents past performance. Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

Investing involves risk including possible loss of principal. Diversification does not protect against market loss.

December 31, 2016	www.bishopstreetfunds.com

BISHOP STREET

DEFINITIONS OF COMPARATIVE INDICES

FUNDS

Definitions of Comparative Indices

Bloomberg Barclays U.S. Aggregate Bond Index is made up of the Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

Bloomberg Barclays U.S. Government/Credit Index is a widely-recognized, market value weighted index of U.S. Treasury securities, U.S. government agency obligations, corporate debt backed by the U.S. government and fixed-rate non-convertible corporate debt securities issued or guaranteed by foreign governments and agencies. All securities in the Index are rated investment grade (BBB) or higher, with maturities of at least one year.

Bloomberg Barclays Municipal Bond Index is a widely-recognized index of municipal bonds with maturities of at least one year.

Lipper Corporate A – Rated Debt Funds Objective – Funds that invest primarily in corporate debt issues rated “A” or better or government issues.

Lipper Large-Cap Core Funds Classification – Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Large-Cap Growth Funds Classification – Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Large-cap growth funds typically have above-average characteristics compared to the S&P 500 Index.

Lipper Other States Municipal Debt Funds Objective – Funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified city or state basis.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large cap growth segment. The Russell 1000 Growth Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.

Bishop Street Funds

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.

The Standard & Poor’s 500 Index (S&P 500 Index) is an unmanaged list of common stocks which includes 500 large companies.

The NASDAQ 100 Index is a market capitalization weighted index that includes 100 of the largest non-financial companies, domestic and foreign, in the NASDAQ National Market. In addition to meeting the qualification standards for inclusion in the NASDAQ National Market, these have strong earnings and assets.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the Russell 3000 Index. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE Index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

December 31, 2016	www.bishopstreetfunds.com

BISHOP STREET

MANAGEMENT DISCUSSION

FUNDS

Strategic Growth Fund

2016 will be remembered as a very challenging year for growth investors, as it proved to be a mirror image opposite of 2015. Market sentiment shifted decisively away from our secular high-growth portfolio, as investors faced a host of headlines ranging from the continued earnings recession, lackluster global growth along with political uncertainty resulting from the BREXIT vote and the highly contentious U.S. presidential election. This volatile environment in conjunction with adverse political rhetoric, overshadowed positive underlying fundamentals for many of our holdings and resulted in material underperformance vs. our benchmark the Russell 1000 Growth Index and the S&P 500 broader equity market.

Looking back over the course of the year, the U.S. equity market struggled right out of the gate with one of its worst starts to a calendar year on record. Investors grappled with the continued sluggishness of the global economy, plummeting oil and commodity prices, and uncertainty regarding the Federal Reserve’s interest rate hike path.

All these factors culminated in an increasingly risk-averse environment, where investors gravitated to perceived areas of safety such as U.S. Treasuries and low growth, yield-oriented defensive sectors. In this environment, pessimism and a focus on the near term clearly won out, as investors were more focused on today and tomorrow vs. long-term secular growth fundamentals. This shift in sentiment led to indiscriminate selling across high-growth equities (information technology and health care in particular), resulting in multiple compression for many of our holdings.

As the year progressed, the market showed signs of settling down and our portfolio rebounded off the February lows — posting strong absolute and relative returns during the second and third quarters. We began to see investors return to the underlying fundamentals, which sent some of the most beaten up names in the information technology and consumer discretionary sectors higher. Generally speaking, the health care sector continued to lag as political uncertainty remained elevated.

After making considerable progress in recapturing the ground lost from earlier in the year, the strategy’s positive momentum stalled out in the final quarter of 2016, ending the year on a disappointing note and capping off our most challenging year from a relative performance standpoint in over 13 years of running the strategy.

Bishop Street Funds

Going into the U.S. presidential election, investors were sitting on the sidelines eagerly anticipating the results as the S&P 500 Index posted nine consecutive down days — a feat not seen since 1980. While Hillary Clinton was the prohibitive favorite to become the 45th president of the United States, with many pollsters pegging her odds of winning at 70-90%, the 2016 election took the world by surprise. In the end, Donald Trump won the majority of battleground states to win the Electoral College vote and the election.

Republicans also gained control of both the U.S. House of Representatives and the Senate. This is widely expected to help Trump push his agenda through, which among other things, has called for increased infrastructure spending and corporate tax reform. Unlike what many market participants had forecasted, a Trump victory was not met with an uncertainty selloff. In fact the opposite occurred, unleashing a powerful rally that drove financial and cyclical sectors materially higher at the expense of the information technology sector to close the year.

In the end, most equity indexes were positive for the year, with the S&P 500 Index advancing 11.96%. Value oriented stocks had the clear upper hand over their growth peers, as the 17.34% return of the Russell 1000 Value Index far outpaced the 7.08% showing for the Russell 1000 Growth Index. A large gap also occurred along the market capitalization spectrum, as the small-cap Russell 2000 Index surged 21.31% and finished well ahead of the large-cap indices.

The strategy materially underperformed the Russell 1000 Growth Index benchmark, which managed to post a 7.08% return for the year. In an atypical environment, which we have seen three times before in the 13 years of running the strategy, the market gravitated to companies with the lowest projected growth rates over companies with the highest by over 1000 basis points (bps) within the Russell 1000 Growth Index. (A basis point is 1/100 of a percent.) Yield was also a key determinant of performance, particularly in the first half of the year, as investors migrated to bond-proxy type stocks as fixed-income yields declined. These factors proved to be substantial headwinds for our high-growth strategy, as we tend to have little to no exposure to the most mature, yield oriented names, as companies with little to no projected growth do not meet our investment criteria.

December 31, 2016	www.bishopstreetfunds.com

BISHOP STREET

MANAGEMENT DISCUSSION

FUNDS

Outlook

If ‘Trumponomics’ is about recharging the economy and creating a new leg of growth, almost like a 2009 recovery, we should fare well from improved investor confidence. The outperformance of financials/industrials and commodities of late suggests 2017 and beyond should experience higher domestic GDP growth, an end to the manufacturing recession following the oil bust and thereby unleashing increased spending and profits in key sectors of our focused strategy.

Most health care firms pay high tax rates and have vast reserves of cash abroad that can be repatriated back to the U.S. for buybacks or mergers, as many of our companies have little need to pay down debt with already low levels. A friendlier regulatory environment should reaccelerate consolidation among pharma and biotech at a point in time when shares are at historically low valuations. Plus, the majority of their end market source of profits are U.S. consumers, who should also feel better with tax cuts and fiscal growth and thereby increase consumption of products and services.

Industrials have been the second best performing area in the market this year, only behind energy. Because information technology end demand is a function of corporate profits and capital spending, their customers will have more wherewithal to spend. Our holding of Acuity Brands is one of the purest plays on improving infrastructure and capital spending.

Information technology companies are like industrials on steroids, so better infrastructure spending should be really good for them. Plus financials are the biggest end-market customer for information technology, which has thus far been hurt by poor profits/margins and regulations. A more profitable and less constrained regulatory atmosphere for the financial service industry should lead to accelerating spending for information technology products. Information technology (also heath care) should benefit from tax cuts and repatriation and should profit from greater interest income on cash balances.

If the outcome of the new administration is a faster-growing economy, then we believe consumers will be more apt to spend freely in areas that we focus/invest in, namely shopping (Amazon), travel/leisure (Priceline), eating outside the house (Starbucks) and beauty/selfies (Ulta). Over one-third of Costco customers are small- and medium-sized companies who should have an improved outlook from greater domestic growth and therefore likely increase sales.

Bishop Street Funds

We continue to be overweight financials. The more vertical yield curve and growing wealth for individuals and institutional investors should accelerate top- and bottom-line growth for our holdings in Charles Schwab and Intercontinental Exchange. Schwab is also a pure play on the U.S. economy, so it stands to benefit from ‘Trumponomics,’ both from domestic GDP growth and also a cut to their full tax rate of 40%. Intercontinental Exchange should benefit from falling correlations between asset classes, increased volatility, higher demand for financial products, stronger commodities and increased trading.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please visit www.bishopstreetfunds.com or call 1-800-262-9565.

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific time and is not intended to be a forecast of future events or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice regarding the funds or any security in particular.

Investing involves risk including possible loss of principal. Diversification does not protect against market loss.

December 31, 2016	www.bishopstreetfunds.com

Strategic Growth Fund

Performance Comparison

Comparison of Change in the Value of a $10,000 Investment in the Strategic Growth Fund, Class I, versus the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Classification.

# Account value if you reinvested income and capital gains.

(1) See page 4 for definitions of comparative indices.

Average Annual Total Returns†
One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return

-9.13%	1.87%	9.65%	4.46%	Strategic Growth Fund, Class I
7.08%	8.55%	14.50%	8.33%	Russell 1000 Growth Index
1.79%	5.95%	13.03%	7.10%	Lipper Large-Cap Growth Funds Classification

†

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

Bishop Street Funds

Strategic Growth Fund

Top Ten Equity Holdings (Unaudited)†

		Percentage of Investments

1.	Amazon.com	4.6%

2.	Bristol-Myers Squibb	4.5%

3.	Celgene	4.2%

4.	Nike Cl B	4.2%

5.	Starbucks	4.1%

6.	priceline.com	3.7%

7.	Facebook Cl A	3.7%

8.	Alibaba Group Holding ADR	3.6%

9.	Mobileye NV	3.6%

10.	Vertex Pharmaceuticals	3.4%

†	Percentages based on total investments. Top ten holdings do not include short-term investments.

Schedule of Investments

Shares		Value (000)

COMMON STOCK† — 99.7%
Consumer Discretionary — 17.8%
1,609	Amazon.com*	$1,207
21,580	Nike Cl B	1,097
659	priceline.com*	966
19,300	Starbucks	1,071
1,259	Ulta Salon Cosmetics & Fragrance*	321

		4,662

December 31, 2016	www.bishopstreetfunds.com

Strategic Growth Fund

Schedule of Investments

(continued)

Shares		Value (000)

Consumer Staples — 5.7%
3,933	Costco Wholesale	$629
19,437	Monster Beverage*	862

		1,491

Financials — 5.7%
20,913	Charles Schwab	826
12,073	Intercontinental Exchange	681

		1,507

Health Care — 30.2%
7,046	Alexion Pharmaceuticals*	862
2,680	Biogen*	760
20,150	Bristol-Myers Squibb	1,178
9,540	Celgene*	1,104
8,145	DexCom*	486
6,775	Edwards Lifesciences*	635
5,784	Illumina*	740
6,136	Intercept Pharmaceuticals*	667
3,438	Shire PLC	586
12,196	Vertex Pharmaceuticals*	898

		7,916

Industrials — 1.9%
2,160	Acuity Brands	499

Information Technology — 35.3%
24,557	Activision Blizzard	887
7,445	Adobe Systems*	766
10,793	Alibaba Group Holding ADR*	948
8,388	Facebook Cl A*	965
4,096	MercadoLibre	640
24,515	Mobileye NV*	934
3,437	NVIDIA	367
4,765	Palo Alto Networks*	596
12,526	salesforce.com inc*	857
9,951	ServiceNow*	740
13,990	Splunk*	716
10,843	Visa Cl A	846

		9,262

Bishop Street Funds

Strategic Growth Fund

Schedule of Investments

(concluded)

Shares		Value (000)

Materials — 3.1%
3,008	Sherwin-Williams	$808

TOTAL COMMON STOCK (Cost $25,225)		26,145

TOTAL INVESTMENTS (Cost $25,225) — 99.7%		$26,145

Percentages are based on Net Assets of $26,211 (000).

*	Non-income producing security.

†	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

Cl — Class

PLC — Public Limited Company

ADR — American Depositary Receipt

Cost figures are shown in thousands.

The accompanying notes are an integral part of the financial statements.

December 31, 2016	www.bishopstreetfunds.com

BISHOP STREET

MANAGEMENT DISCUSSION

FUNDS

Dividend Value Fund

Two thousand sixteen was a year full of surprises and changes in attitudes. The first half of the year was marked by investor cautiousness and uncertainty over economic growth and political outcomes. During the first six weeks of the year, the stock market reflected concerns over declining oil prices and economic growth in China. Pessimism peaked as the market hit a low in February and yet equities, as measured by the S&P 500, produced a positive rate of return in the first quarter of the year and every quarter thereafter. The second half of the year reflected resilience in the face of unexpected political outcomes and market optimism driven by a recovery in commodity prices, improving economic outlook and a recovery in earnings. The economy as measured by real GDP grew by 1.6% in 2016 after increasing by 2.6% in 2015 accompanied by domestic job growth and growth in disposable income. The biggest change in 2016 was investor outlook shifting from concern to optimism.

The S&P 500 Index rose by 11.96% for calendar 2016 with broad based participation. The S&P 500 has produced a positive annual return over the past eight consecutive years. For 2016, value stocks led growth stocks and small cap stocks outperformed large cap stocks.

For the year ended December 31, 2016, the Dividend Value Fund returned 13.16%. The fund produced strong real returns but underperformed its benchmark, the Russell 1000 Value Index, which returned 17.34% for the year. The leading sector contributors to the Russell 1000 Value Index were Financials, Energy and Industrials, accounting for more than half of the Index’s return. All sectors in the Russell 1000 Value Index produced positive returns for the year.

Positive sector contribution for the fund was driven by health care and consumer discretionary sectors. Equity selection was strong in these sectors. In health care, management’s decision to sell Amgen early in the first quarter of the year helped performance. The overweight in Merck also benefited return. Merck’s performance was driven by the Keynote-24 trial data released this summer showing that Keytruda beat chemotherapy in first-line lung cancer treatment. In October, Merck received FDA approval for treatment of first line lung cancer patients with high PD-L1 expression. UnitedHealth Group’s strong performance (up over 40%) also aided the sector’s performance. Within

Bishop Street Funds

the consumer discretionary sector, Comcast and Time Warner performed well. Time Warner received a takeover proposal from AT&T.

Although the fund relatively underperformed the financial sector, the equity selection within this sector was good. Standout individual performance came from CME Group, Bank of America, Marsh & McLennan and J.P. Morgan.

Three sectors (Energy, Consumer Staples and Industrials) accounted for a majority of the fund’s underperformance relative to the Russell 1000 Value Index. Within Energy, the worst performing stocks in the beginning of the year due to the pressures from low oil prices and balance sheet issues became the best performers as oil prices recovered. Given our focus on dividend sustainability, investment grade balance sheets and free cash flow generation, the fund has substantial exposure to names like Exxon and Chevron versus the Exploration & Production companies. Within Industrials, General Dynamics, Park-Hannifin, Waste Management and United Parcel Services provided strong performance. The fund would have needed greater exposure to Industrial cyclicals such as Caterpillar and transportation issues in airlines and railroads to outperform. Within the Consumer Staples sector, the performance of CVS accounted for the relative performance of the sector. In November, CVS reduced their 2017 earnings guidance due to the loss of a contract resulting in a decline in CVS shares during a period of strong market gains.

Outlook

The Russell 1000 Value Index delivered strong performance in 2016 with a good portion of the return coming in the 4th quarter of 2016. With the election of Mr. Trump combined with the control of the House and Senate in Republican hands, the market is discounting a favorable business environment driven by a favorable regulatory actions and potential tax reform. Currently, the market discounts many of these anticipated positives. Instead of focusing on uncertain outcomes, we will concentrate on continuing to execute on our investment process of focusing on operating free cash flows, balance sheets and capital allocation decisions of corporations. We believe that dividend actions provide a window into the Board of Directors outlook for the company’s future cash flows. Although times change, the fund’s philosophy and process will remain consistent.

December 31, 2016	www.bishopstreetfunds.com

BISHOP STREET

MANAGEMENT DISCUSSION

FUNDS

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please visit www.bishopstreetfunds.com or call 1-800-262-9565.

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific time and is not intended to be a forecast of future events or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice regarding the funds or any security in particular.

Investing involves risk including possible loss of principal. Diversification does not protect against market loss.

Bishop Street Funds

Dividend Value Fund

Performance Comparison

Comparison of Change in the Value of a $10,000 Investment in the Dividend Value Fund, Class I, versus the Russell 1000 Value Index and the Lipper Large-Cap Core Funds Classification.

# Account value if you reinvested income and capital gains.

‡ Performance begins on April 30, 2006.

(1) See page 4 for definitions of comparative indices.

Average Annual Total Returns†
One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return

13.16%	8.40%	12.76%	5.81%	Dividend Value Fund, Class I*
17.34%	8.59%	14.80%	5.72%	Russell 1000 Value Index
10.04%	6.84%	13.14%	6.14%	Lipper Large-Cap Core Funds Classification

*	Commenced operations on 05/03/06.
†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

December 31, 2016	www.bishopstreetfunds.com

Dividend Value Fund

Top Ten Equity Holdings (Unaudited)†

		Percentage of Investments

1.	Microsoft	4.3%

2.	JPMorgan Chase	3.6%

3.	Exxon Mobil	3.3%

4.	Johnson & Johnson	3.2%

5.	Apple	2.9%

6.	Comcast Cl A	2.4%

7.	Home Depot	2.3%

8.	Merck	2.3%

9.	Verizon Communications	2.3%

10.	Philip Morris International	2.1%

†	Percentages based on total investments. Top ten holdings do not include short-term investments.

Schedule of Investments

Shares		Value (000)

COMMON STOCK — 98.6%
Consumer Discretionary — 9.5%
13,735	Comcast Cl A	$948
2,405	Genuine Parts	230
6,905	Home Depot	926
8,405	Interpublic Group of Companies	197
2,790	McDonald’s	340
5,480	Time Warner	529
3,060	TJX	230

Bishop Street Funds

Dividend Value Fund

Schedule of Investments

(continued)

Shares		Value (000)

Consumer Discretionary — (continued)
2,635	VF	$140
2,025	Walt Disney	211

		3,751

Consumer Staples — 11.0%
11,985	Altria Group	810
5,055	Coca-Cola Enterprises	159
5,170	CVS Health	408
6,480	General Mills	400
2,520	Kimberly-Clark	288
6,300	PepsiCo	659
9,230	Philip Morris International	845
5,220	Procter & Gamble	439
5,095	Wal-Mart Stores	352

		4,360

Energy — 8.8%
5,060	Chevron	596
14,475	Exxon Mobil	1,306
4,200	Occidental Petroleum	299
9,110	Schlumberger	765
7,010	Suncor Energy	229
4,265	Valero Energy	291

		3,486

Financials — 17.4%
19,100	Bank of America	422
7,025	BB&T	330
1,320	BlackRock	502
5,270	Chubb	696
4,915	CME Group	567
16,610	JPMorgan Chase	1,433
9,095	Marsh & McLennan	615
4,275	Northern Trust	381
5,420	PNC Financial Services Group	634
3,890	T Rowe Price Group	293
8,925	US Bancorp	458
10,390	Wells Fargo	573

		6,904

December 31, 2016	www.bishopstreetfunds.com

Dividend Value Fund

Schedule of Investments

(continued)

Shares		Value (000)

Health Care — 10.9%
6,645	AbbVie	$416
765	Aetna	95
3,160	Bristol-Myers Squibb	185
2,380	Eli Lilly	175
11,085	Johnson & Johnson	1,277
3,385	Medtronic PLC	241
15,655	Merck	922
24,460	Pfizer	794
1,395	UnitedHealth Group	223

		4,328

Industrials — 13.2%
2,890	3M	516
1,435	Boeing	223
4,490	General Dynamics	775
6,785	Honeywell International	786
3,265	Ingersoll-Rand PLC	245
3,015	Lockheed Martin	754
2,150	Parker Hannifin	301
2,430	Stanley Black & Decker	279
6,290	United Parcel Service Cl B	721
2,045	United Technologies	224
5,620	Waste Management	399

		5,223

Information Technology — 15.2%
9,900	Apple	1,147
5,045	Automatic Data Processing	518
1,115	Broadcom	197
24,045	Cisco Systems	727
11,785	Intel	427
3,505	Lam Research	371
27,640	Microsoft	1,718
6,600	Qualcomm	430
6,775	Texas Instruments	494

		6,029

Bishop Street Funds

Dividend Value Fund

Schedule of Investments

(continued)

Shares		Value (000)
Materials — 1.8%
5,260	Dow Chemical	$301
1,985	LyondellBasell Industries NV Cl A	170
4,695	Sonoco Products	248

		719

Real Estate — 3.9%
995	American Tower‡	105
445	AvalonBay Communities‡	79
1,580	Crown Castle International‡	137
2,140	Digital Realty Trust‡	210
5,060	Duke Realty‡	134
1,380	Equity LifeStyle Properties‡	99
605	Essex Property Trust‡	141
1,820	Public Storage‡	407
1,215	Simon Property Group ‡	216

		1,528

Telecommunication Services — 2.2%
16,740	Verizon Communications	894

Utilities — 4.7%
3,700	American Electric Power	233
6,625	CMS Energy	276
2,905	Dominion Resources	223
4,300	Eversource Energy	238
2,155	NextEra Energy	257
3,510	PG&E	213
1,800	Sempra Energy	181
4,285	WEC Energy Group	251

		1,872

TOTAL COMMON STOCK (Cost $27,890)		39,094

PREFERRED STOCK — 0.2%
Energy — 0.2%
1,200	Hess, 8.00% (Cost $67)	88

CASH EQUIVALENT — 1.1%
426,652	BlackRock FedFund, Institutional Shares, 0.415% (A) (Cost $426)	427

TOTAL INVESTMENTS (Cost $28,383) — 99.9%		$39,609

December 31, 2016	www.bishopstreetfunds.com

Dividend Value Fund

Schedule of Investments

(concluded)

Percentages are based on Net Assets of $39,642 (000).

‡	Real Estate Investment Trust

(A)	The rate reported is the 7-day effective yield as of December 31, 2016.

Cl — Class

PLC — Public Limited Company

Cost figures are shown in thousands.

The accompanying notes are an integral part of the financial statements.

Bishop Street Funds

BISHOP STREET

MANAGEMENT DISCUSSION

FUNDS

High Grade Income Fund

After a solid start in the first half of the year, U.S. fixed income markets sold off sharply at year-end as interest rates and inflation expectations spiked sharply in reaction to President-Elect Donald Trump’s pro-growth initiatives. President Trump’s unexpected victory drove investor expectations sharply higher after the elections with U.S. stocks gaining 11.95% when measured to the S&P 500 Index and ten-year U.S. Treasury yields increasing 18 basis points to 2.45% by year-end. Investors rewarded risk taking as high yield bonds and lower-rated investment grade credits outperformed government issued securities. Many issues drove investors into and out of the markets beginning with uncertainty about China’s future growth and the U.K.’s decision to leave the European Union. With an improving U.S. economy and employment and inflation near its targets, the Federal Reserve raised its key rate in December, indicating further hikes down the road. For the year, the Bishop Street High Grade Income Fund returned 1.47% reflecting its conservative posture in credit and yield curve positioning versus the Bloomberg Barclays U.S. Government/Credit Index which finished the year up 3.05%.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please visit www.bishopstreetfunds.com or call 1-800-262-9565.

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific time and is not intended to be a forecast of future events or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice regarding the funds or any security in particular.

Investing involves risk including possible loss of principal. Diversification does not protect against market loss.

December 31, 2016	www.bishopstreetfunds.com

High Grade Income Fund

Performance Comparison

Comparison of Change in the Value of a $10,000 Investment in the High Grade Income Fund, Class I, versus the Barclays Capital U.S. Government/Credit Index and the Lipper Corporate A-Rated Debt Funds Objective.

# Account value if you reinvested income and capital gains.

(1) See page 4 for definitions of comparative indices.

Average Annual Total Returns†
One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return

1.47%	2.51%	1.95%	4.55%	High Grade Income Fund, Class I
3.05%	3.04%	2.29%	4.40%	Barclays Capital U.S. Government/Credit Index
4.48%	3.67%	3.19%	4.54%	Lipper Corporate A-Rated Debt Funds Objective

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

December 31, 2016	www.bishopstreetfunds.com

High Grade Income Fund

Top Ten Equity Holdings (Unaudited)†

		Coupon Rate	Maturity Date	Percentage of Investments

1.	FHLMC, Ser 2011-3970, Cl KC	3.500%	03/15/33	2.5%

2.	U.S. Treasury Bond	4.500%	08/15/39	2.1%

3.	U.S. Treasury Bond	3.625%	08/15/43	1.8%

4.	MetLife	6.817%	08/15/18	1.8%

5.	FHLB	4.125%	03/13/20	1.8%

6.	U.S. Treasury Bond	6.000%	02/15/26	1.7%

7.	Home Depot	5.875%	12/16/36	1.5%

8.	U.S. Treasury Bond	2.250%	08/15/46	1.4%

9.	International Business Machines	8.375%	11/01/19	1.4%

10.	GNMA, Ser 2012-101, Cl KL	2.000%	09/20/41	1.4%

†	Percentages based on total investments. Top ten holdings do not include short-term investments.

Schedule of Investments

Face Amount (000)		Value (000)

CORPORATE OBLIGATIONS — 57.8%
Consumer Discretionary — 11.7%
	Amazon.com
$650	4.800%, 12/05/34	$715
	Anheuser-Busch InBev Finance
425	1.250%, 01/17/18	425
	Anheuser-Busch InBev Worldwide
350	7.750%, 01/15/19	390

December 31, 2016	www.bishopstreetfunds.com

High Grade Income Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)

Consumer Discretionary — (continued)
	AutoZone
$250	4.000%, 11/15/20	$263
	Comcast
500	3.600%, 03/01/24	516
350	3.150%, 03/01/26	345
	DIRECTV Holdings LLC
275	3.800%, 03/15/22	282
	Dollar General
350	1.875%, 04/15/18	350
	Ford Motor Credit LLC
500	2.375%, 03/12/19	500
	George Washington University
225	4.363%, 09/15/43	222
	Home Depot
700	5.875%, 12/16/36	884
	McDonald’s MTN
500	4.600%, 05/26/45	516
475	2.200%, 05/26/20	475
	Starbucks
350	2.450%, 06/15/26	334
	Target
525	2.300%, 06/26/19	534
	Walt Disney MTN
425	1.850%, 07/30/26	383

		7,134

Consumer Staples — 4.9%
	Campbell Soup
500	4.250%, 04/15/21	533
	Coca-Cola
250	2.875%, 10/27/25	247
200	2.450%, 11/01/20	202
	Colgate-Palmolive MTN
500	1.950%, 02/01/23	481
	CVS Health
300	2.875%, 06/01/26	286
	Hershey
250	2.625%, 05/01/23	246
	Kellogg
250	3.250%, 04/01/26	244
	Unilever Capital
375	2.100%, 07/30/20	374

Bishop Street Funds

High Grade Income Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)

Consumer Staples — (continued)
	Walgreens Boots Alliance
$400	3.300%, 11/18/21	$407

		3,020

Energy — 3.0%
	BP Capital Markets PLC
265	3.814%, 02/10/24	275
	Halliburton
350	6.150%, 09/15/19	386
	Occidental Petroleum
300	2.700%, 02/15/23	297
	Schlumberger Investment SA
400	3.650%, 12/01/23	419
	Shell International Finance BV
500	1.875%, 05/10/21	489

		1,866

Financials — 15.4%
	American International Group
350	2.300%, 07/16/19	352
	Aon PLC
440	4.450%, 05/24/43	424
	Bank of America MTN
300	2.600%, 01/15/19	302
	Bank of New York Mellon MTN
500	4.150%, 02/01/21	530
	Goldman Sachs Group MTN
500	7.500%, 02/15/19	554
800	2.220%, 11/23/24 (A)	796
	JPMorgan Chase
600	2.250%, 01/23/20	599
	Lincoln National
500	8.750%, 07/01/19	575
	MetLife
1,000	6.817%, 08/15/18	1,078
	Morgan Stanley MTN
250	3.435%, 08/31/17 (A)	251
500	3.100%, 11/09/18 (A)	503
	MUFG Americas Holdings
250	2.250%, 02/10/20	247
	Prudential Financial MTN
320	7.375%, 06/15/19	360

December 31, 2016	www.bishopstreetfunds.com

High Grade Income Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)

Financials — (continued)
	Royal Bank of Canada MTN
$650	2.150%, 03/06/20	$648
300	1.500%, 07/29/19	296
	State Street
425	4.956%, 03/15/18	439
	Toyota Motor Credit MTN
630	1.375%, 01/10/18	629
	US Bancorp MTN
500	3.000%, 03/15/22	510
	Wells Fargo
300	2.150%, 01/15/19	302

		9,395

Health Care — 5.4%
	AbbVie
500	2.900%, 11/06/22	494
	Amgen
350	5.700%, 02/01/19	376
150	4.950%, 10/01/41	156
	Becton Dickinson and Co
300	3.125%, 11/08/21	308
	Celgene
450	3.875%, 08/15/25	456
	Gilead Sciences
650	4.500%, 04/01/21	700
	Merck Sharp & Dohme
750	5.000%, 06/30/19	812

		3,302

Industrials — 6.3%
	Caterpillar
500	7.900%, 12/15/18	558
	FedEx
330	2.625%, 08/01/22	329
	General Electric MTN
500	1.963%, 03/15/23 (A)	507
	Johnson Controls International PLC
500	4.250%, 03/01/21	528
	Norfolk Southern
450	2.900%, 06/15/26	433
	Northrop Grumman
500	4.750%, 06/01/43	545

Bishop Street Funds

High Grade Income Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)

Industrials — (continued)
	Raytheon
$475	2.500%, 12/15/22	$472
	United Technologies
500	3.100%, 06/01/22	514

		3,886

Information Technology — 6.0%
	Apple
725	2.850%, 05/06/21	740
	Intel
500	3.300%, 10/01/21	519
	International Business Machines
700	8.375%, 11/01/19	824
	Microsoft
500	3.625%, 12/15/23	527
	NetApp
550	3.375%, 06/15/21	558
	Texas Instruments
500	1.000%, 05/01/18	498

		3,666

Materials — 2.6%
	Dow Chemical
500	8.550%, 05/15/19	573
	Mosaic
400	5.625%, 11/15/43	385
	Praxair
500	2.200%, 08/15/22	489
	Rio Tinto Finance USA PLC
139	9.000%, 05/01/19	160

		1,607

Real Estate — 0.2%
	Ventas Realty
100	2.700%, 04/01/20	101

Telecommunication Services — 1.4%
	Ameritech Capital Funding
425	6.875%, 10/15/27	492
	Verizon Communications
375	2.625%, 02/21/20	379

		871

December 31, 2016	www.bishopstreetfunds.com

High Grade Income Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)

Transportation — 0.9%
	Burlington Northern Santa Fe LLC
$500	4.450%, 03/15/43	$524

TOTAL CORPORATE OBLIGATIONS (Cost $34,828)		35,372

U.S. TREASURY OBLIGATIONS — 11.8%
	U.S. Treasury Bond
800	6.000%, 02/15/26	1,034
500	5.375%, 02/15/31	666
350	4.750%, 02/15/37	456
1,000	4.500%, 08/15/39	1,256
500	4.375%, 05/15/41	618
1,000	3.625%, 08/15/43	1,109
300	3.000%, 11/15/45	296
1,000	2.250%, 08/15/46	841
	U.S. Treasury Note
350	3.625%, 02/15/21	376
400	2.875%, 03/31/18	409
180	2.375%, 08/15/24	181

TOTAL U.S. TREASURY OBLIGATIONS (Cost $7,032)		7,242

U.S. GOVERNMENT AGENCY OBLIGATIONS — 10.0%
	FFCB
600	2.000%, 06/01/21	598
675	1.750%, 08/01/22	653
500	1.420%, 12/28/18	500
500	1.240%, 11/29/19	492
	FHLB
475	4.750%, 03/10/23	539
1,000	4.125%, 03/13/20	1,078
500	3.750%, 12/14/18	524
400	0.572%, 03/31/17 (D)	400
	FHLMC MTN
650	1.600%, 09/30/21	639
675	1.500%, 08/25/21 (B)	664

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $6,087)		6,087

Bishop Street Funds

High Grade Income Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)

MUNICIPAL BONDS — 9.8%
	Babylon New York, GO
$375	4.600%, 07/01/37	$375
	California State, GO
560	6.509%, 04/01/39	652
	City & County, Honolulu Hawaii Wastewater System Revenue, Ser B, RB
190	5.000%, 07/01/36	218
	Hawaii State, Department of Budget & Finance, Pacific Health Project, Ser A, RB
500	5.500%, 07/01/43	558
	Houston, Independent School District, GO
250	6.125%, 02/15/28	269
	Hudson County, Improvement Authority, RB, AGM Insured
575	7.400%, 12/01/25	669
	Indiana Bond Bank, Ser A, RB
350	3.276%, 01/15/25	352
	Maryland State, Transportation Authority, RB
500	5.788%, 07/01/29	601
	Massachusetts Housing Finance Agency, Ser A, RB
415	5.086%, 12/01/41	417
	Napa Valley Unified School District, GO
225	6.507%, 08/01/43	297
	Oklahoma Development Finance Authority, RB
100	3.200%, 06/01/27	96
	San Antonio Texas Water System Revenue, RB
250	5.502%, 05/15/29	293
	Stockton Public Financing Authority, RB
500	7.942%, 10/01/38	563
	University of Texas System, Ser C, RB
550	4.794%, 08/15/46	631

TOTAL MUNICIPAL BONDS (Cost $5,894)		5,991

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS — 7.7%
	FHLMC, Ser 2011-3970, Cl KC
1,500	3.500%, 03/15/33	1,548
	FHLMC, Ser 2015-4425, Cl BY
597	2.000%, 01/15/45	507
	FHLMC, Ser E01488
47	5.000%, 10/01/18	48
	FHLMC, Ser G12710
92	5.500%, 07/01/22	94

December 31, 2016	www.bishopstreetfunds.com

High Grade Income Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (continued)
	FNMA, Ser 2003-33, Cl AB
$11	3.750%, 03/25/33	$11
	FNMA, Ser 2003-58, Cl D
55	3.500%, 07/25/33	56
	FNMA, Ser 2012-84, Cl JB
400	3.000%, 05/25/42	376
	FNMA, Ser 2013-92, Cl MT
66	4.000%, 07/25/41	70
	FNMA, Ser 889958
41	5.000%, 10/01/23	44
	GNMA, Ser 2011-112, Cl JP
223	2.000%, 02/20/40	223
	GNMA, Ser 2012-101, Cl KL
885	2.000%, 09/20/41	823
	GNMA, Ser 2012-91, Cl QL
765	2.000%, 09/20/41	667
	GNMA, Ser 2013-4, Cl CN
220	2.000%, 10/16/42	213

TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (Cost $4,724)		4,680

NON-AGENCY MORTGAGE-BACKED OBLIGATION — 0.8%
	GSR Mortgage Loan Trust, Ser 2004-4, Cl 3A2
552	2.390%, 04/25/32 (A) (Cost $506)	517

Shares		Value (000)

CASH EQUIVALENT — 1.4%
876,701	BlackRock FedFund, Institutional Shares, 0.415% (C) (Cost $877)	$877

TOTAL INVESTMENTS (Cost $59,948) —99.3%		$60,766

Percentages are based on Net Assets of $61,204 (000).

(A)	Floating Rate Security — The rate reflected on the Schedule of Investments is the rate in effect on December 31, 2016. The maturity date shown is the final maturity date.

(B)	Step Bond — The rate reflected on the Schedule of Investments is the effective yield on December 31, 2016. The coupon on a step bond changes on a specified date.

(C)	The rate reported is the 7-day effective yield as of December 31, 2016.

(D)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.

Bishop Street Funds

High Grade Income Fund

Schedule of Investments

(concluded)

AGM — Assured Guaranty Municipal Corp.

Cl — Class

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Corporation

GNMA — Government National Mortgage Corporation

GO — General Obligation

LLC — Limited Liability Corporation

MTN — Medium Term Note

PLC — Public Limited Company

RB — Revenue Bond

Ser — Series

Cost figures are shown in thousands.

The accompanying notes are an integral part of the financial statements.

December 31, 2016	www.bishopstreetfunds.com

BISHOP STREET

MANAGEMENT DISCUSSION

FUNDS

Hawaii Municipal Bond Fund

After a solid start in the first half of the year, fixed income markets sold off sharply at year-end as interest rates and inflation expectations spiked sharply in reaction to President-Elect Donald Trump’s pro-growth initiatives. While volatile during the year, U.S. stocks gained 11.95% when measured to the S&P 500 Index and ten-year U.S. Treasury yields increased 18 basis points to 2.45% by year-end. During the year, investors were rewarded for risk taking as high yield bonds and lower-rated municipal credits outperformed government issued securities.

Municipal bond specific headwinds included lower than expected demand for new issuance and uncertainty regarding tax reform, which could affect the benefits of tax-free securities. Investor funds flowed into Municipal Bond funds in the first three quarters of the year, while significant outflows occurred during the fourth quarter.

For the year, the Bishop Street Hawaii Municipal Bond Fund returned -0.32% reflecting Hawaii’s high credit quality rating and conservative yield curve positioning versus the Bloomberg Barclays Municipal Bond Index return of +0.25%.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please visit www.bishopstreetfunds.com or call 1-800-262-9565.

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific time and is not intended to be a forecast of future events or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice regarding the funds or any security in particular.

Investing involves risk including possible loss of principal. Diversification does not protect against market loss.

Bishop Street Funds

Hawaii Municipal Bond Fund

Performance Comparison

Comparison of Change in the Value of a $10,000 Investment in the Hawaii Municipal Bond Fund, Class I or Class A, versus the Barclays Capital Municipal Bond Index and the Lipper Other States Municipal Debt Funds Objective.

# Account value if you reinvested income and capital gains.

(1) See page 4 for definitions of comparative indices.

Average Annual Total Returns†
One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return

(0.32)%	2.85%	2.19%	3.20%	Hawaii Municipal Bond Fund, Class I
(0.57)%	2.59%	1.94%	2.94%	Hawaii Municipal Bond Fund, Class A
(3.52)%	1.54%	1.32%	2.63%	Hawaii Municipal Bond Fund, Class A, with load**
0.25%	4.14%	3.28%	4.25%	Barclays Capital Municipal Bond Index
0.26%	4.09%	2.76%	3.27%	Lipper Other States Municipal Debt Funds Objective

**	Reflects 3.00% sales charge.
†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

December 31, 2016	www.bishopstreetfunds.com

Hawaii Municipal Bond Fund

Top Ten Holdings (Unaudited)†

		Coupon Rate	Maturity Date	Percentage of Investments

1.	Hawaii State, Department of Budget & Finance, Ser 2009	6.500%	07/01/39	3.2%

2.	Hawaii State, Department of Transportation, Airports Division Lease Revenue, AMT	5.000%	08/01/27	2.9%

3.	Hawaii State, Department of Budget & Finance, Ser A	5.000%	07/01/35	2.8%

4.	Hawaii State, Airport System Authority, Ser A	5.250%	07/01/27	2.0%

5.	Hawaii State, Ser EY	5.000%	10/01/27	1.7%

6.	Hawaii State, Airport System Authority, AMT	5.000%	07/01/24	1.5%

7.	Hawaii State, Ser FB	4.000%	04/01/31	1.5%

8.	Hawaii State, Housing Finance & Development, Rental Housing System, Ser B, AGM Insured	6.500%	07/01/33	1.5%

9.	Hawaii State, Department of Budget & Finance, Ser A	5.000%	07/01/27	1.5%

10.	Hawaii State, Department of Hawaiian Home Lands, Kapolei Office Facilities, Ser A, AGM Insured	5.000%	11/01/31	1.4%

†	Percentages based on total investments. Top ten holdings do not include short-term investments.

Bishop Street Funds

Hawaii Municipal Bond Fund

Schedule of Investments

Face Amount (000)		Value (000)

MUNICIPAL BONDS — 98.4%
Alabama — 0.2%
	Huntsville, Electric System Revenue, RB
$225	5.250%, 12/01/29	$257

Alaska — 1.2%
	Alaska Municipal Bond Bank Authority, Ser 3, RB, Bond Bank Moral Obligation Insured
1,000	5.000%, 09/01/22	1,124
	Alaska State, Ser A, GO
525	5.000%, 08/01/34	586

		1,710

Arkansas — 0.4%
	Little Rock, Sewer Revenue, RB
500	5.000%, 08/01/20	554

California — 3.9%
	California State, GO
1,000	5.000%, 09/01/23	1,173
235	4.500%, 03/01/21	255
150	4.500%, 08/01/30	150
	Orange County, Water District, Ser A, RB
1,000	5.000%, 08/15/31	1,165
	Sacramento City Unified School District, GO
500	5.000%, 07/01/23	586
	Sonoma County, Junior College District, GO
1,000	5.000%, 08/01/27	1,159
	University of California, Ser AF, RB
1,000	5.000%, 05/15/36	1,117

		5,605

Florida — 0.9%
	Jacksonville, Sales Tax Revenue, Ser A, RB
1,000	5.000%, 10/01/29	1,135
	Miami-Dade County School Board, Ser D, COP
150	5.000%, 02/01/27	172

		1,307

Georgia — 0.4%
	Atlanta, Water & Wastewater Revenue, Ser A, RB, NATL Insured
450	5.500%, 11/01/27	548

December 31, 2016	www.bishopstreetfunds.com

Hawaii Municipal Bond Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)

Hawaii — 82.9%
	Hawaii County, Ser A, GO
$1,000	5.000%, 07/15/18, Pre-Refunded @ 100 (A)	$1,057
500	5.000%, 09/01/20	557
250	5.000%, 09/01/22	289
1,000	5.000%, 09/01/31	1,176
500	4.000%, 03/01/20, Pre-Refunded @ 100 (A)	537
1,850	4.000%, 09/01/35	1,953
	Hawaii County, Ser B, GO
200	5.000%, 09/01/22	231
	Hawaii County, Ser D, GO
450	5.000%, 09/01/25	542
	Hawaii State, Airport System Authority, RB, AGM Insured
1,000	5.250%, 07/01/27	1,114
	Hawaii State, Airport System Authority, Ser A, RB
250	5.250%, 07/01/23	279
2,500	5.250%, 07/01/27	2,779
1,000	5.250%, 07/01/28	1,111
900	5.250%, 07/01/30	995
1,500	5.000%, 07/01/45	1,615
	Hawaii State, Airport System Authority, RB, AMT
2,000	5.000%, 07/01/24	2,190
1,000	4.125%, 07/01/24	1,061
500	3.000%, 07/01/17	505
	Hawaii State, Department of Budget & Finance, Mid Pacific Institute, RB, AGC Insured
1,000	5.000%, 01/01/26	1,002
	Hawaii State, Department of Budget & Finance, Pacific Health Project, Ser A, RB
425	6.000%, 07/01/33	496
500	4.625%, 07/01/21	543
	Hawaii State, Department of Budget & Finance, Pacific Health Project, Ser B, RB
225	5.000%, 07/01/18	237
55	3.000%, 07/01/19	57
	Hawaii State, Department of Budget & Finance, RB
325	5.125%, 07/01/31	362
350	3.250%, 01/01/25	349
	Hawaii State, Department of Budget & Finance, Ser 2009, RB
4,100	6.500%, 07/01/39	4,465
	Hawaii State, Department of Budget & Finance, Ser A, RB
100	5.000%, 07/01/22	114
575	5.000%, 07/01/26	650

Bishop Street Funds

Hawaii Municipal Bond Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)

Hawaii — (continued)
$1,800	5.000%, 07/01/27	$2,118
3,500	5.000%, 07/01/35	3,932
850	4.000%, 07/01/18	883
	Hawaii State, Department of Budget & Finance, Ser B, RB
775	5.000%, 07/01/28	869
	Hawaii State, Department of Hawaiian Home Lands, Kapolei Office Facilities, Ser A, COP, AGM Insured
2,000	5.000%, 11/01/31	2,005
110	4.250%, 11/01/26	110
	Hawaii State, Department of Transportation, Airports Division Lease Revenue, COP, AMT
1,525	5.000%, 08/01/21	1,694
3,675	5.000%, 08/01/27	4,094
1,000	5.000%, 08/01/28	1,108
	Hawaii State, Department of Transportation, COP, AMT
1,000	5.250%, 08/01/25	1,142
	Hawaii State, Harbor System Revenue, Ser A, RB
100	5.000%, 07/01/25	110
1,125	4.250%, 07/01/21	1,205
	Hawaii State, Harbor System Revenue, Ser B, RB, AMT, AGM Insured
500	5.000%, 01/01/23	500
	Hawaii State, Highway Authority, RB
605	5.500%, 07/01/18	645
1,000	5.500%, 01/01/19, Pre-Refunded @ 100 (A)	1,082
	Hawaii State, Highway Authority, Ser A, RB
700	5.000%, 01/01/23	814
1,600	5.000%, 01/01/30	1,866
1,700	5.000%, 01/01/31	1,949
1,000	5.000%, 01/01/33	1,156
	Hawaii State, Highway Authority, Ser B, RB, AGM Insured
1,250	5.250%, 07/01/18	1,329
1,600	5.250%, 07/01/19	1,749
	Hawaii State, Highway Revenue, Ser A, RB
1,000	4.000%, 01/01/36	1,044
	Hawaii State, Housing Finance & Development, Kuhio Park Terrace Multi-Family Housing, Ser A, RB, FHLMC Insured
200	3.900%, 04/01/22	211
115	3.750%, 04/01/21	121
180	3.500%, 04/01/20	187
115	3.000%, 04/01/18	117
	Hawaii State, Housing Finance & Development, Rental Housing System, Ser B, RB, AGM Insured
2,000	6.500%, 07/01/33	2,151

December 31, 2016	www.bishopstreetfunds.com

Hawaii Municipal Bond Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)

Hawaii — (continued)
	Hawaii State, Housing Finance & Development, Single-Family Housing, Ser B, RB, GNMA/FNMA/FHLMC Insured
$490	3.450%, 01/01/22	$511
	Hawaii State, Housing Finance & Development, Wilikina Apartments Project, Ser A, RB
1,000	5.000%, 05/01/34	1,002
	Hawaii State, Ser DK, GO (A)
195	5.000%, 05/01/18	205
25	5.000%, 05/01/18, Pre-Refunded @ 100 (A)	27
	Hawaii State, Ser DN, GO (A)
200	5.250%, 08/01/18, Pre-Refunded @ 100 (A)	212
	Hawaii State, Ser DQ, GO (A)
35	5.000%, 06/01/19, Pre-Refunded @ 100 (A)	38
	Hawaii State, Ser DR, GO
1,000	5.000%, 06/01/19	1,083
735	4.250%, 06/01/19	783
	Hawaii State, Ser DT, GO
270	5.000%, 11/01/19	296
	Hawaii State, Ser DY, GO
825	5.000%, 02/01/19	886
	Hawaii State, Ser DZ, GO
70	5.000%, 12/01/17 (D)	72
100	5.000%, 12/01/20 (D)	112
1,045	5.000%, 12/01/21, Pre-Refunded @ 100 (A)	1,196
45	5.000%, 12/01/23	51
50	5.000%, 12/01/26	57
25	5.000%, 12/01/26, Pre-Refunded @ 100 (A)	29
65	5.000%, 12/01/28, Pre-Refunded @ 100 (A)	74
100	5.000%, 12/01/28	113
450	5.000%, 12/01/29	505
95	5.000%, 12/01/30	106
155	5.000%, 12/01/30, Pre-Refunded @ 100 (A)	177
380	5.000%, 12/01/31	425
620	5.000%, 12/01/31, Pre-Refunded @ 100 (A)	710
	Hawaii State, Ser EA, GO
935	5.000%, 12/01/21	1,069
1,700	5.000%, 12/01/22	1,923
	Hawaii State, Ser EF, GO
500	5.000%, 11/01/22	581
300	5.000%, 11/01/23	346
	Hawaii State, Ser EH, GO
1,000	5.000%, 08/01/18	1,059
340	5.000%, 08/01/23	400

Bishop Street Funds

Hawaii Municipal Bond Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)

Hawaii — (continued)
$335	5.000%, 08/01/23, Pre-Refunded @ 100 (A)	$396
365	5.000%, 08/01/24	426
855	5.000%, 08/01/30	983
280	5.000%, 08/01/30, Pre-Refunded @ 100 (A)	331
195	5.000%, 08/01/32	223
5	5.000%, 08/01/32, Pre-Refunded @ 100 (A)	6
	Hawaii State, Ser EO, GO
150	5.000%, 08/01/24	178
1,000	5.000%, 08/01/33	1,145
	Hawaii State, Ser EP, GO
1,000	5.000%, 08/01/22	1,156
	Hawaii State, Ser EY, GO
2,000	5.000%, 10/01/27	2,389
	Hawaii State, Ser FB, GO
2,000	4.000%, 04/01/31	2,154
	Hawaii State, Ser FE, GO
245	5.000%, 10/01/27	296
	Hawaii State, Ser FG, GO
1,075	3.000%, 10/01/19	1,117
	Honolulu City & County, Board of Water Supply, Ser A, RB
400	5.000%, 07/01/24	476
600	5.000%, 07/01/27	709
	Honolulu Hawaii City & County, Board of Water Supply, Ser A, RB
1,050	5.000%, 07/01/19	1,142
875	5.000%, 07/01/23	998
130	4.000%, 07/01/18	135
300	3.000%, 07/01/17	303
	Honolulu Hawaii City & County, Ser A, GO
275	5.250%, 08/01/21, Pre-Refunded @ 100 (A)	316
1,000	5.000%, 04/01/19, Pre-Refunded @ 100 (A)	1,079
700	5.000%, 10/01/19	765
680	5.000%, 11/01/21	777
500	5.000%, 11/01/22	580
1,000	5.000%, 10/01/27	1,187
325	5.000%, 10/01/29	383
700	4.000%, 11/01/19	748
325	4.000%, 08/01/21, Pre-Refunded @ 100 (A)	356
275	3.750%, 04/01/18	284
	Honolulu Hawaii City & County, Ser A, GO, AGM Insured
60	5.000%, 07/01/17, Pre-Refunded @ 100 (A)	61
	Honolulu Hawaii City & County, Ser B, GO
250	5.000%, 12/01/18	267
375	5.000%, 08/01/21	426
350	5.000%, 08/01/22	396

December 31, 2016	www.bishopstreetfunds.com

Hawaii Municipal Bond Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)

Hawaii — (continued)
$400	5.000%, 11/01/24	$459
300	5.000%, 08/01/26	339
525	5.000%, 10/01/26	627
500	4.000%, 10/01/19	533
1,400	4.000%, 10/01/20	1,511
	Honolulu Hawaii City & County, Ser B, GO, AGM Insured
100	5.250%, 07/01/19	109
	Honolulu Hawaii City & County, Ser C, GO
750	5.000%, 10/01/23	882
200	4.750%, 09/01/18	211
	Honolulu Hawaii City & County, Ser D, GO
1,400	5.250%, 09/01/19, Pre-Refunded @ 100 (A)	1,536
	Honolulu Hawaii City & County, Wastewater System Authority, Ser A, RB
400	5.000%, 07/01/20	433
250	5.000%, 07/01/21, Pre-Refunded @ 100 (A)	284
100	5.000%, 07/01/22, Pre-Refunded @ 100 (A)	116
1,000	5.000%, 07/01/24	1,177
1,000	5.000%, 07/01/38	1,113
	Honolulu Hawaii City & County, Wastewater System Authority, Ser B, GO
1,575	5.000%, 07/01/23	1,842
	Honolulu Hawaii City & County, Wastewater System Authority, Ser B, RB
200	4.000%, 07/01/21	218
	Honolulu Hawaii City & County, Wastewater System Authority, Ser S, RB
650	5.000%, 07/01/22	748
	Honolulu Hawaii City & County, Wastewater System Authority, Waipahu Towers Project, Ser A, RB, AMT, GNMA Insured
165	6.900%, 06/20/35	166
	Honolulu Hawaii City & County, Wastewater System Revenue, Ser B, RB
125	5.000%, 07/01/20	139
	Kauai County, Ser A, GO
250	5.000%, 08/01/21	283
150	5.000%, 08/01/23	173
250	4.000%, 08/01/24	273
250	3.250%, 08/01/23	259
	Kauai County, Ser A, GO, NATL FGIC Insured
415	5.000%, 08/01/21	416
	Maui County, GO
250	5.000%, 06/01/20	278
150	5.000%, 06/01/21	171

Bishop Street Funds

Hawaii Municipal Bond Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)

Hawaii — (continued)
	Maui County, Ser B, GO
$500	4.000%, 06/01/21	$538
	University of Hawaii, RB
1,400	5.000%, 10/01/25	1,660
1,200	5.000%, 10/01/32	1,397
	University of Hawaii, Ser A, RB, NATL Insured
350	3.500%, 07/15/28	350
	University of Hawaii, Ser A, RB
100	6.000%, 10/01/38	111
	University of Hawaii, Ser A-2, RB
1,030	4.000%, 10/01/18	1,078
	University of Hawaii, Ser B, RB
1,500	5.000%, 10/01/34	1,718
1,000	4.000%, 10/01/23	1,106

		118,947

Indiana — 0.0%
	Indiana State, Housing & Community Development Authority, Ser C, RB, GNMA/FNMA/FHLMC Insured
70	4.100%, 06/01/27	72

Maine — 0.6%
	Maine State, Health & Higher Educational Facilities Authority, Ser A, RB
750	5.250%, 07/01/31	828

Maryland — 0.4%
	Maryland State, GO
575	5.000%, 03/01/22	635

New York — 2.0%
	Metropolitan Transportation Authority, Ser A, RB
1,000	4.000%, 11/15/20	1,077
	New York City, Trust for Cultural Resources, Ser S, RB
1,000	5.000%, 07/01/41	1,125
	New York, New York, Ser H, GO
500	5.000%, 08/01/20	555

		2,757

Ohio — 1.0%
	Akron, Income Tax Revenue, RB
1,000	5.000%, 12/01/33	1,128
	Ohio State, Ser 2011-B, GO
300	5.000%, 08/01/22	347

		1,475

December 31, 2016	www.bishopstreetfunds.com

Hawaii Municipal Bond Fund

Schedule of Investments

(continued)

Face Amount (000)/Shares		Value (000)

Oklahoma — 0.1%
	Oklahoma City, Water Utilities Trust, RB
$125	5.000%, 07/01/40	$139

Oregon — 0.2%
	Oregon State, Facilities Authority, Providence Health Services, RB
225	5.000%, 10/01/19	245

Tennessee — 0.4%
	Memphis, Ser A, GO
500	5.000%, 04/01/26	594

Texas — 3.0%
	Arlington, Higher Education Finance, Ser 2014-A, RB, PSF-GTD Insured
750	5.000%, 08/15/27	863
	City of Mesquite, GO
1,000	5.000%, 02/15/27	1,160
	Clifton, Higher Education Finance, Ser 2014, RB, PSF-GTD Insured
700	5.000%, 08/15/26	805
	Harris County, Metropolitan Transit Authority, Ser A, RB
425	5.000%, 11/01/21, Pre-Refunded @ 100 (A)	486
	Midland County, Fresh Water Supply District No. 1, Ser A, RB
1,000	4.789%, 09/15/37 (B)	397
	Richardson, Independent School District, GO
500	4.000%, 02/15/33	524

		4,235

Utah — 0.2%
	Central Utah, Water Conservancy District, Ser B, GO
200	5.250%, 04/01/23	227

Washington — 0.6%
	Port of Seattle Washington, Ser A, RB
750	5.000%, 08/01/26	852

TOTAL MUNICIPAL BONDS (Cost $141,069)		140,987

CASH EQUIVALENT — 0.2%
322,752	BlackRock FedFund, Institutional Shares, 0.415% (C) (Cost $323)	323

TOTAL INVESTMENTS (Cost $141,392) — 98.6%		$141,310

Percentages are based on Net Assets of $143,268 (000).

(A)	Pre-Refunded Security —The maturity date shown is the pre-refunded date.

(B)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.

Bishop Street Funds

Hawaii Municipal Bond Fund

Schedule of Investments

(concluded)

(C)	The rate reported is the 7-day effective yield as of December 31, 2016.

(D)	Security is escrowed to maturity.

AGC — American Guarantee Corporation

AGM — Assured Guaranty Municipal Corp.

AMT — Alternative Minimum Tax

COP — Certificate of Participation

FGIC — Financial Guarantee Insurance Corporation

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Corporation

GNMA — Government National Mortgage Corporation

GO — General Obligation

NATL — National Public Finance Guarantee Corporation

PSF-GTD — Guaranteed by Permanent School Fund

RB — Revenue Bond

Ser — Series

Cost figures are shown in thousands.

The accompanying notes are an integral part of the financial statements.

December 31, 2016	www.bishopstreetfunds.com

BISHOP STREET

MANAGEMENT DISCUSSION

FUNDS

Short Duration Bond Fund

After a solid start in the first half of the year, U.S. fixed income markets sold off sharply at year-end as interest rates and inflation expectations spiked sharply in reaction to President-Elect Donald Trump’s pro-growth initiatives. President Trump’s unexpected victory drove investor expectations sharply higher after the elections with U.S. stocks gaining +11.95% when measured to the S&P 500 Index and ten-year U.S. Treasury yields increasing 18 basis points to 2.45% by year-end. Investors rewarded risk taking as high yield bonds and lower-rated investment grade credits outperformed government issued securities. Many issues drove investors into and out of the markets beginning with uncertainty about China’s future growth and the U.K.’s decision to leave the European Union. With an improving U.S. economy and employment and inflation near its targets, the Federal Reserve raised its key rate in December, indicating further hikes down the road. Since its launch May31st, the Bishop Street Short Duration Bond Fund returned -0.32% but we believe is poised to take advantage of opportunities and benefits resulting from fiscal and monetary policy changes that lie ahead.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-262-9565.

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific time and is not intended to be a forecast of future events or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice regarding the funds or any security in particular.

Investing involves risk including possible loss of principal. Diversification does not protect against market loss.

December 31, 2016	www.bishopstreetfunds.com

Short Duration Bond Fund

Performance Comparison

Comparison of Change in the Value of a $10,000 Investment in

the Short Duration Bond Fund, Class I versus the Bloomberg Barclays 1-3 Year

U.S. Government Index and the Lipper Core Bond Funds Objective.

# Account value if you reinvested income and capital gains.

(1) See page 4 for definitions of comparative indices.

Average Annual Total Returns†
Cumulative Inception to Date Return*
(0.32)%	Short Duration Bond Fund, Class I
0.04%	Bloomberg Barclays 1-3 Year U.S. Government Index
(0.28)%	Lipper Core Bond Funds Classification Objective

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.
*	Short Duration Bond Fund commenced operations on May 31, 2016.

December 31, 2016	www.bishopstreetfunds.com

Short Duration Bond Fund

Top Ten Holdings (Unaudited)†

		Coupon Rate	Maturity Date	Percentage of Investments

1.	FHLMC	1.250%	08/01/19	10.1%

2.	FHLMC	0.750%	04/09/18	8.9%

3.	U.S. Treasury Note	0.875%	05/15/19	5.7%

4.	U.S. Treasury Note	0.625%	05/31/17	5.4%

5.	U.S. Treasury Note	0.875%	05/31/18	5.1%

6.	U.S. Treasury Note	1.375%	12/15/19	4.6%

7.	FHLB	1.375%	11/15/19	4.6%

8.	FNMA	4.000%	07/01/29	2.6%

9.	FNMA	5.000%	11/01/21	2.6%

10.	FNMA	2.000%	03/01/23	2.4%

†	Percentages based on total investments. Top ten holdings do not include short-term investments.

Schedule of Investments

Face Amount (000)		Value (000)

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS — 46.5%
	FHLMC
$30	5.500%, 10/01/19	$31
162	5.500%, 05/01/20	170
111	5.500%, 07/01/20	115
120	5.500%, 11/01/21	127
123	5.500%, 01/01/24	133
102	4.500%, 12/01/24	108
101	4.500%, 02/01/25	107
71	4.500%, 06/01/26	75
198	4.000%, 05/01/27	213
	FNMA
55	6.000%, 08/01/21	59
90	6.000%, 10/01/39	103
39	5.500%, 10/01/18	40
92	5.500%, 02/01/20	95

Bishop Street Funds

Short Duration Bond Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (continued)
$81	5.500%, 07/01/20	$85
27	5.500%, 10/01/21	29
174	5.500%, 09/01/23	186
160	5.000%, 05/01/19	164
247	5.000%, 11/01/21	255
61	4.500%, 01/01/27	65
100	4.000%, 06/01/25	106
55	4.000%, 10/01/26	56
168	4.000%, 11/01/26	177
85	4.000%, 02/01/29	90
250	4.000%, 07/01/29	264
225	3.500%, 05/01/27	235
104	3.500%, 07/01/27	108
176	3.500%, 08/01/28	184
185	3.120%, 06/01/35 (A)	195
114	2.643%, 10/01/38 (A)	120
221	2.593%, 12/01/36 (A)	235
240	2.000%, 03/01/23	242
103	2.000%, 08/01/23	104
38	2.000%, 09/01/23	39
	GNMA
139	4.000%, 05/15/25	145
185	4.000%, 05/15/26	191

TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (Cost $4,694)		4,651

U.S. GOVERNMENT AGENCY OBLIGATIONS — 26.0%
	FHLB
455	1.375%, 11/15/19	453
	FHLMC
46	4.500%, 09/01/20	48
97	4.500%, 05/01/25	104
94	2.500%, 06/01/24	95
1,010	1.250%, 08/01/19	1,006
	FHLMC MTN
895	0.750%, 04/09/18	892

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $2,611)		2,598

December 31, 2016	www.bishopstreetfunds.com

Short Duration Bond Fund

Schedule of Investments

(concluded)

Face Amount (000)/Shares		Value (000)

U.S. TREASURY OBLIGATIONS — 23.6%
	U.S. Treasury Bill
$100	0.656%, 05/25/17 (B)	$100
	U.S. Treasury Note
455	1.375%, 12/15/19	454
505	0.875%, 05/31/18	504
575	0.875%, 05/15/19	569
40	0.750%, 08/31/18	40
125	0.750%, 08/15/19	123
535	0.625%, 05/31/17	535
30	0.625%, 08/31/17	30

TOTAL U.S. TREASURY OBLIGATIONS (Cost $2,364)		2,355

CASH EQUIVALENT — 3.6%
363,192	BlackRock FedFund, Institutional Shares, 0.415% (C) (Cost $363)	363

TOTAL INVESTMENTS (Cost $10,032) — 99.7%		$9,967

Percentages are based on Net Assets of $9,993(000).

(A)	Floating Rate Security — The rate reflected on the Schedule of Investments is the rate in effect on December 31, 2016. The maturity date shown is the final maturity date.

(B)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.

(C)	The rate reported is the 7-day effective yield as of December 31, 2016.

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Corporation

GNMA — Government National Mortgage Corporation

MTN — Medium Term Note

Cost figures are shown in thousands.

The accompanying notes are an integral part of the financial statements.

Bishop Street Funds

Bishop Street Funds

Statements of Assets and Liabilities (000)

December 31, 2016

	Strategic Growth Fund	Dividend Value Fund	High Grade Income Fund
Assets:
Investments, at Cost	$25,225	$28,383	$59,948

Investments, at Value	$26,145	$39,609	$60,766
Receivable for Investment Securities Sold	269	—	—
Dividends and Interest Receivable	5	89	525
Reclaim Receivable	3	1	2
Receivable for Fund Shares Sold	—	—	6
Prepaid Expenses	3	2	12

Total Assets	26,425	39,701	61,311

Liabilities:
Payable to Custodian	164	—	—
Advisory Fees Payable	17	17	9
Administrative Fees Payable	3	5	8
Shareholder Servicing Fees Payable	2	3	5
Payable for Fund Shares Redeemed	1	3	2
Income Distribution Payable	—	—	36
Chief Compliance Officer Fees Payable	—	—	1
Other Accrued Expenses Payable	27	31	46

Total Liabilities	214	59	107

Net Assets	$26,211	$39,642	$61,204

Paid-in Capital	$25,195	$27,007	$60,262
Undistributed Net Investment Income	—	1	1
Accumulated Net Realized Gain on Investments	96	1,408	123
Net Unrealized Appreciation on Investments	920	11,226	818

Net Assets	$26,211	$39,642	$61,204

Class I Shares:
Net Assets	$26,211	$39,642	$61,204
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	2,222	2,697	6,341
Net Asset Value, Offering and Redemption Price Per Share — Class I (Net Assets / Shares Outstanding)	$11.80	$14.70	$9.65

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

December 31, 2016	www.bishopstreetfunds.com

Bishop Street Funds

Statements of Assets and Liabilities (000)

December 31, 2016

	Hawaii Municipal Bond Fund	Short Duration Bond Fund
Assets:
Investments, at Cost	$141,392	$10,032

Investments, at Value	$141,310	$9,967
Dividends and Interest Receivable	2,317	26
Receivable for Fund Shares Sold	10	—
Due from Advisor	—	9
Prepaid Expenses	9	7

Total Assets	143,646	10,009

Liabilities:
Income Distribution Payable	225	—
Administrative Fees Payable	13	1
Shareholder Servicing Fees Payable	12	1
Advisory Fees Payable	9	2
Payable for Fund Shares Redeemed	9	—
Chief Compliance Officer Fees Payable	2	—
Other Accrued Expenses Payable	108	12

Total Liabilities	378	16

Net Assets	$143,268	$9,993

Paid-in Capital	$143,343	$10,097
Undistributed Net Investment Income	49	—
Accumulated Net Realized Loss on Investments	(42)	(39)
Net Unrealized Depreciation on Investments	(82)	(65)

Net Assets	$143,268	$9,993

Class I Shares:
Net Assets	$120,894	$9,993
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	11,567	1,009
Net Asset Value, Offering and Redemption Price Per Share — Class I (Net Assets / Shares Outstanding)	$10.45	$9.90

Class A Shares:
Net Assets	$22,374	N/A
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	2,141	N/A
Net Asset Value, Offering and Redemption Price Per Share — Class A (Net Assets / Shares Outstanding)	$10.45	N/A

Maximum Offering Price Per Shares — Class A ($10.45/ 97.00%)	$10.77	N/A

N/A — Not Applicable. Share class currently not offered.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Bishop Street Funds

Bishop Street Funds

Statements of Operations (000)

For the year ended December 31, 2016

	Strategic Growth Fund	Dividend Value Fund	High Grade Income Fund
Investment Income:
Dividend Income	$134	$1,200	$—
Interest Income	—	—	2,022
Less: Foreign Taxes Withheld	(7)	(1)	—

Total Investment Income	127	1,199	2,022

Expenses:
Investment Adviser Fees	240	323	376
Shareholder Servicing Fees	81	109	171
Administrative Fees	65	87	137
Chief Compliance Officer Fees	2	2	3
Transfer Agent Fees	38	41	48
Audit Fees	10	17	28
Printing Fees	9	13	21
Legal Fees	7	9	14
Trustees’ Fees	5	7	10
Registration Fees	5	2	19
Custody Fees	5	5	5
Pricing Fees	1	3	14
Miscellaneous Expenses	4	5	8

Total Expenses	472	623	854

Less Waivers:
Shareholder Servicing Fees	(49)	(66)	(103)
Administrative Fees	(19)	(26)	(41)
Investment Adviser Fees	—	(73)	(192)

Total Waivers	(68)	(165)	(336)

Total Net Expenses	404	458	518

Net Investment Income (Loss)	(277)	741	1,504

Net Realized Gain on Investments	1,339	5,496	600
Net Change in Unrealized (Depreciation) on Investments	(4,393)	(860)	(692)

Net Realized and Unrealized Gain (Loss) on Investments	(3,054)	4,636	(92)

Increase (Decrease) in Net Assets Resulting from Operations	$(3,331)	$5,377	$1,412

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

December 31, 2016	www.bishopstreetfunds.com

Bishop Street Funds

Statements of Operations (000)

For the year ended December 31, 2016

	Hawaii Municipal Bond Fund	Short Duration Bond Fund(1)
Investment Income:
Interest Income	$4,504	$49
Dividend from Investment Companies	—	—

Total Investment Income	4,504	49

Expenses:
Investment Adviser Fees	525	11
Shareholder Servicing Fees	375	11
Administrative Fees	300	9
Distribution Fees, Class A	58	—
Chief Compliance Officer Fees	7	—
Transfer Agent Fees	97	18
Audit Fees	65	4
Printing Fees	46	3
Legal Fees	31	1
Pricing Fees	30	1
Trustees’ Fees	22	1
Registration Fees	11	—
Custody Fees	7	3
Offering Fees	—	22
Miscellaneous Expenses	17	1

Total Expenses	1,591	85

Less Waivers:
Investment Adviser Fees	(319)	(11)
Shareholder Servicing Fees	(225)	(7)
Administrative Fees	(164)	(2)
Expense Reimbursement by Advisor	—	(40)

Total Waivers	(708)	(60)

Total Net Expenses	883	25

Net Investment Income	3,621	24

Net Realized Gain on Investments	578	—
Net Change in Unrealized (Depreciation) on Investments	(4,551)	(65)

Net Realized and Unrealized Loss on Investments	(3,973)	(65)

Decrease in Net Assets Resulting from Operations	$(352)	$(41)

(1)	Fund commenced operations May 31, 2016.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Bishop Street Funds

Bishop Street Funds

Statements of Changes in Net Assets (000)

For the years or period ended December 31,

	Strategic Growth Fund		Dividend Value Fund
	2016	2015	2016	2015
Investment Activities from Operations:
Net Investment Income (Loss)	$(277)	$(377)	$741	$840
Net Realized Gain on Investments	1,339	4,567	5,496	4,322
Net Change in Unrealized Depreciation on Investments	(4,393)	(836)	(860)	(4,932)

Increase (Decrease) in Net Assets Resulting from Operations	(3,331)	3,354	5,377	230

Dividends and Distributions to Shareholders:
Net Investment Income:
Class I Shares	—	—	(746)	(847)
Capital Gains:
Class I Shares	(2,035)	(3,780)	(694)	—

Total Dividends and Distributions to Shareholders	(2,035)	(3,780)	(1,440)	(847)

Capital Share Transactions:
Proceeds from Shares Issued	340	417	102	232
Reinvestments of Cash Distributions	1,374	2,675	873	560
Cost of Shares Redeemed	(9,565)	(13,479)	(11,516)	(9,594)

Net Decrease in Net Assets from Capital Share Transactions	(7,851)	(10,387)	(10,541)	(8,802)

Total Decrease in Net Assets	(13,217)	(10,813)	(6,604)	(9,419)

Net Assets:
Beginning of Year	39,428	50,241	46,246	55,665

End of Year	$26,211	$39,428	$39,642	$46,246

Undistributed Net Investment Income	$—	$—	$1	$—

Share Transactions:
Shares Issued	27	29	7	18
Shares Issued in Lieu of Cash Distributions	111	193	60	42
Shares Redeemed	(743)	(913)	(808)	(711)

Net Decrease in Shares Outstanding from Share Transactions	(605)	(691)	(741)	(651)

Amounts designated as “—” are either $0, or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

December 31, 2016	www.bishopstreetfunds.com

Bishop Street Funds

Statements of Changes in Net Assets (000)

For the years or period ended December 31,

	High Grade Income Fund		Hawaii Municipal Bond Fund		Short Duration Bond Fund(1)
	2016	2015	2016	2015	2016
Investment Activities from Operations:
Net Investment Income	$1,504	$1,712	$3,621	$3,994	$24
Net Realized Gain on Investments	600	343	578	1,127	—
Net Change in Unrealized Depreciation on Investments	(692)	(1,733)	(4,551)	(1,252)	(65)

Increase (Decrease) in Net Assets Resulting from Operations	1,412	322	(352)	3,869	(41)

Dividends and Distributions to Shareholders:
Net Investment Income:
Class I Shares	(1,478)	(1,709)	(3,091)	(3,440)	(63)
Class A Shares	N/A	N/A	(508)	(538)	N/A
Capital Gains:
Class I Shares	(514)	(423)	(658)	(882)	—
Class A Shares	N/A	N/A	(121)	(158)	N/A

Total Dividends and Distributions to Shareholders	(1,992)	(2,132)	(4,378)	(5,018)	(63)

Capital Share Transactions:
Class I Shares:
Proceeds from Shares Issued	3,317	4,201	9,032	10,103	10,087
Reinvestments of Cash Distributions	1,374	1,451	572	689	10
Cost of Shares Redeemed	(15,158)	(6,233)	(12,434)	(14,637)	—

Total Class I Capital Share Transactions	(10,467)	(581)	(2,830)	(3,845)	10,097

Class A Shares:
Proceeds from Shares Issued	N/A	N/A	1,745	1,877	N/A
Reinvestments of Cash Distributions	N/A	N/A	483	549	N/A
Cost of Shares Redeemed	N/A	N/A	(2,071)	(1,625)	N/A

Total Class A Capital Share Transactions	N/A	N/A	157	801	N/A

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(10,467)	(581)	(2,673)	(3,044)	10,097

Total Increase (Decrease) in Net Assets	(11,047)	(2,391)	(7,403)	(4,193)	9,993

Net Assets:
Beginning of Year/Period	72,251	74,642	150,671	154,864	—

End of Year/Period	$61,204	$72,251	$143,268	$150,671	$9,993

Undistributed Net Investment Income	$1	$2	$49	$28	$—

Share Transactions:
Class I Shares:
Shares Issued	330	420	825	932	1,008
Shares Issued in Lieu of Cash Distributions	139	145	53	64	1
Shares Redeemed	(1,499)	(624)	(1,139)	(1,352)	—

Total Class I Transactions	(1,030)	(59)	(261)	(356)	1,009

Class A Shares:
Shares Issued	N/A	N/A	160	174	N/A
Shares Issued in Lieu of Cash Distributions	N/A	N/A	45	50	N/A
Shares Redeemed	N/A	N/A	(191)	(150)	N/A

Total Class A Transactions	N/A	N/A	14	74	N/A

Net Increase (Decrease) in Shares Outstanding from Share Transactions	(1,030)	(59)	(247)	(282)	1,009

(1)	Fund commenced operations May 31, 2016.

N/A — Not Applicable. Share class currently not offered.

Amounts designated as “—” are either $0, or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Bishop Street Funds

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Bishop Street Funds

Financial Highlights

For a share outstanding throughout the period ended December 31,

		Investment Activities		Total Investment Activities from Operations	Dividends and Distributions from
	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain(Loss) on Investments		Net Investment Income	Capital Gains	Total Dividends and Distributions
STRATEGIC GROWTH FUND
Class I Shares:
2016	$13.95	$(0.11)	$(1.14)	$(1.25)	$—	$(0.90)	$(0.90)
2015	14.28	(0.13)	1.21	1.08	—	(1.41)	(1.41)
2014	14.56	(0.12)	1.30	1.18	—	(1.46)	(1.46)
2013	13.56	(0.04)	4.59	4.55	—	(3.55)	(3.55)
2012	12.24	0.03	1.32 ††	1.35	(0.03)	—	(0.03)
DIVIDEND VALUE FUND
Class I Shares:
2016	$13.45	$0.24	$1.52	$1.76	$(0.25)	$(0.26)	$(0.51)
2015	13.62	0.22	(0.17)	0.05	(0.22)	—	(0.22)
2014	12.43	0.29	1.20	1.49	(0.30)	—	(0.30)
2013	9.83	0.21	2.61	2.82	(0.22)	—	(0.22)
2012	9.05	0.21	0.79	1.00	(0.22)	—	(0.22)
HIGH GRADE INCOME FUND
Class I Shares:
2016	$9.80	$0.22	$(0.07)	$0.15	$(0.22)	$(0.08)	$(0.30)
2015	10.05	0.23	(0.19)	0.04	(0.23)	(0.06)	(0.29)
2014	9.78	0.23	0.33	0.56	(0.23)	(0.06)	(0.29)
2013	10.51	0.22	(0.50)	(0.28)	(0.22)	(0.23)	(0.45)
2012	10.44	0.26	0.26	0.52	(0.26)	(0.19)	(0.45)

(1)	Per share net investment income calculated using average shares.
†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.
††	Includes payment by affiliate of $0.03 per share. If payments by affiliates were not made, total return would have been decreased by 0.27%.

Amounts designated as “—” are either $0 or have been rounded to $0

Bishop Street Funds

Net Asset Value, End of Year	Total Return†	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investments Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$11.80	(9.13)%	$26,211	1.25%	1.46%	(0.86)%	33%
13.95	7.77	39,428	1.17	1.40	(0.86)	55
14.28	7.94	50,241	1.15	1.38	(0.83)	44
14.56	35.03	56,998	1.17	1.40	(0.26)	130
13.56	11.05 ††	46,644	1.17	1.40	0.21	68

$14.70	13.16%	$39,642	1.05%	1.43%	1.70%	17%
13.45	0.44	46,246	1.05	1.38	1.62	24
13.62	12.08	55,665	1.05	1.37	2.27	21
12.43	28.84	61,460	1.05	1.38	1.87	13
9.83	11.07	57,137	1.05	1.38	2.19	17

$9.65	1.47%	$61,204	0.76%	1.25%	2.20%	27%
9.80	0.37	72,251	0.76	1.21	2.31	24
10.05	5.77	74,642	0.76	1.20	2.32	28
9.78	(2.69)	74,007	0.76	1.21	2.18	35
10.51	5.05	85,771	0.76	1.20	2.47	39

The accompanying notes are an integral part of the financial statements.

December 31, 2016	www.bishopstreetfunds.com

Bishop Street Funds

Financial Highlights

For a share outstanding throughout the period ended December 31,

		Investment Activities		Total Investment Activities from Operations	Dividends and Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain(Loss) on Investments		Net Investment Income	Capital Gains	Total Dividends and Distributions
HAWAII MUNICIPAL BOND FUND
Class I Shares:
2016	$10.80	$0.27	$(0.30)	$(0.03)	$(0.26)	$(0.06)	$(0.32)
2015	10.88	0.29	(0.01)	0.28	(0.29)	(0.07)	(0.36)
2014	10.52	0.29	0.38	0.67	(0.29)	(0.02)	(0.31)
2013	11.13	0.29	(0.57)	(0.28)	(0.29)	(0.04)	(0.33)
2012	10.94	0.32	0.23	0.55	(0.32)	(0.04)	(0.36)
Class A Shares:
2016	$10.80	$0.24	$(0.29)	$(0.05)	$(0.24)	$(0.06)	$(0.30)
2015	10.88	0.26	(0.01)	0.25	(0.26)	(0.07)	(0.33)
2014	10.52	0.26	0.38	0.64	(0.26)	(0.02)	(0.28)
2013	11.13	0.27	(0.57)	(0.30)	(0.27)	(0.04)	(0.31)
2012	10.94	0.29	0.23	0.52	(0.29)	(0.04)	(0.33)
SHORT DURATION BOND FUND**
Class I Shares:
2016	$10.00	$0.03	$(0.06)	$(0.03)	$(0.07)	$—	$(0.07)

(1)	Per share net investment income calculated using average shares.
*	Annualized.
**	Fund commenced operations on May 31, 2016.
†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

Amounts designated as “—” are either $0 or have been rounded to $0

Bishop Street Funds

Net Asset Value, End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investments Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$10.45	(0.32)%	$120,894	0.55%	1.02%	2.45%	26%
10.80	2.61	127,712	0.55	0.98	2.64	28
10.88	6.36	132,540	0.55	0.99	2.66	27
10.52	(2.47)	126,289	0.55	1.01	2.72	29
11.13	5.06	134,179	0.55	0.99	2.86	23

$10.45	(0.57)%	$22,374	0.80%	1.27%	2.20%	26%
10.80	2.36	22,959	0.80	1.23	2.39	28
10.88	6.10	22,324	0.80	1.24	2.41	27
10.52	(2.72)	24,359	0.80	1.26	2.47	29
11.13	4.80	25,660	0.80	1.24	2.61	23

$9.90	(0.32)%	$9,993	0.55%*	1.88%*	0.53%*	9%

The accompanying notes are an integral part of the financial statements.

December 31, 2016	www.bishopstreetfunds.com

Bishop Street Funds

Notes to Financial Statements

December 31, 2016

The amounts included in the Notes to Financial Statements are in thousands unless otherwise noted.

1.	ORGANIZATION

The Bishop Street Funds (the “Trust”) are registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Bishop Street Funds consist of a series of five funds (each a Fund, collectively the “Funds”) which includes the Strategic Growth Fund, Dividend Value Fund, High Grade Income Fund, Hawaii Municipal Bond Fund and the Short Duration Bond Fund. Each Fund is diversified, with the exception of Hawaii Municipal Bond Fund, which is non-diversified. Class A Shares of the Hawaii Municipal Bond Fund are subject to a sales load as disclosed in the prospectus. The Short Duration Bond Fund commenced operations on May 31, 2016. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectus provides a description of each Fund’s investment objectives, policies and strategies.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust. The Funds are investment companies in conformity with U.S. generally accepted accounting principles (U.S. GAAP). Therefore, the Funds follow the accounting and reporting guidelines for investment companies.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of assets, the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation

The Funds’ investments in equity securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available.

Such values generally reflect the last reported sales price in the most advantageous market, if the security is actively traded. The third-party pricing agents may also value

Bishop Street Funds

debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the fair value for such securities. Such methodologies typically include matrix systems which reflect such factors as security prices, yields, maturities and ratings. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents.

If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ Fair Value Procedures are implemented through a Fair Value Pricing Committee (the “Committee”) designated by the Funds’ Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with the authoritative guidance on fair value measurement under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

December 31, 2016	www.bishopstreetfunds.com

Bishop Street Funds

•

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of December 31, 2016, all investments in the Strategic Growth Fund and the Dividend Value Fund were considered Level 1.

The following is a summary of the levels of inputs used in valuing the following Fund’s investments carried at value:

High Grade Income Fund
Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$35,372	$—	$35,372
U.S. Treasury Obligations	—	7,242	—	7,242
U.S. Government Agency Obligations	—	6,087	—	6,087
Municipal Bonds	—	5,991	—	5,991
U.S. Government Mortgage-Backed Obligations	—	4,680	—	4,680
Cash Equivalent	877	—	—	877
Non-Agency Mortgage-Backed Obligation	—	517	—	517

Total Investments in Securities	$877	$59,889	$—	$60,766

Hawaii Municipal Bond Fund
Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$140,987	$—	$140,987
Cash Equivalent	323	—	—	323

Total Investments in Securities	$323	$140,987	$—	$141,310

Bishop Street Funds

Short Duration Bond Fund
Investments in Securities	Level 1	Level 2	Level 3	Total
U.S. Government Mortgage-Backed Obligations	$—	$4,651	$—	$4,651
U.S. Government Agency Obligations	—	2,598	—	2,598
U.S. Treasury Obligations	—	2,355	—	2,355
Cash Equivalent	363	—	—	363

Total Investments in Securities	$363	$9,604	$—	$9,967

For the year ended December 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended December 31, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities. There were no Level 3 investments during the year ended December 31, 2016. For the year ended December 31, 2016, there have been no changes to the Funds’ fair value methodologies.

Federal Income Taxes

It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than- not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

Security Transactions and Investment Income

Security transactions are accounted for on trade date. Costs used in determining net realized capital gains and losses on the sale of securities are on the basis of specific identification. Interest income is recorded on the accrual basis from settlement date and dividend income is recorded on ex-dividend date.

December 31, 2016	www.bishopstreetfunds.com

Bishop Street Funds

Discounts and premiums are accreted or amortized using the effective interest method over the life of each security and are recorded as interest income. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Classes

Class-specific expenses are borne by the applicable class of shares. Income, realized and unrealized gains/losses and non-class-specific expenses are allocated to the respective class on the basis of relative daily net assets. Distribution fees are the only class-specific expense.

Expenses

Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are prorated to each of the Funds on the basis of relative net assets.

Dividends and Distributions to Shareholders

The Strategic Growth, Dividend Value Funds and Short-Duration Bond declare and pay dividends from net investment income, if available, on a quarterly basis. Dividends from net investment income are declared daily and paid on a monthly basis for the High Grade Income and Hawaii Municipal Bond. Any net realized capital gains will be distributed at least annually for all Funds. Distributions to shareholders are recorded on the ex-dividend date.

Front-End Sales Commission

Front-end sales commissions (the “sales charges”) are not recorded as expenses of the Hawaii Municipal Bond Fund. Sales charges are deducted from proceeds from the sales of Hawaii Municipal Bond Fund shares prior to investment in Class A shares.

Cash Overdraft Charges

Per the terms of the agreement with MUFG Union Bank, N.A., the custodian of the Funds (the “Custodian”), if a Fund has a cash overdraft on a given day, it will be assessed an overdraft charge of the Prime Rate plus 4.00%. Cash overdraft charges are included in miscellaneous expenses on the Statements of Operations. For the year ended December 31, 2016, there were no cash overdraft charges.

3.	INVESTMENT ADVISORY AGREEMENT

Investment advisory services are provided to the Funds by Bishop Street Capital Management (the “Adviser”), a registered adviser and wholly owned subsidiary of First Hawaiian Bank. First Hawaiian Bank is a subsidiary of BancWest Corporation, itself a subsidiary of BNP Paribas. The Adviser is entitled to receive an annual fee of 0.74% of

Bishop Street Funds

the average daily net assets of the Strategic Growth and the Dividend Value Funds, 0.55% of the average daily net assets of the High Grade Income Fund, 0.35% of the average daily net assets of the Hawaii Municipal Bond Fund and 0.25% of the daily average net assets of the Short-Duration Bond Fund. The Adviser has contractually agreed, through April 30, 2017, to waive a portion of its advisory fee (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, excluded expenses)) to the extent necessary to keep operating expenses at or below certain percentages of the respective average daily net assets.

The contractual expense limitations are as follows:

Strategic Growth Fund, Class I Shares	1.25%
Dividend Value Fund, Class I Shares	1.05%
High Grade Income Fund, Class I Shares	0.76%
Hawaii Municipal Bond Fund, Class I Shares	0.55%
Hawaii Municipal Bond Fund, Class A Shares	0.80%

The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Short Duration Bond Fund’s total annual operating expenses, after the effect of expense-offset arrangements, from exceeding 0.55% of average daily net assets excluding expenses. These fees and waivers are labeled on the Statement of Operations as “Investment Adviser Fees/Waivers and Reimbursement from Adviser.” The Adviser intends to continue these fee reductions and expense reimbursements until further notice, but may discontinue them at any time.

If at any point it becomes unnecessary for the Adviser to reduce fees and make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and contractual expense limitations to recapture all or a portion of its prior expense reductions or reimbursements made during the preceding three year period during which this agreement was in place. During the year ended December 31, 2016, the Adviser did not recapture any previously waived fees.

As of December 31, 2016, fees which were previously waived by the Investment Manager which may be subject to possible future reimbursement to the Adviser were as follows:

Dividend Value Fund	High Grade Income Fund	Hawaii Municipal Bond Fund	Short Duration Bond Fund	Total	Expires
$53	$160	$237	$0	$450	12/31/2017
52	160	236	0	448	12/31/2018
73	192	319	51	635	12/31/2019

December 31, 2016	www.bishopstreetfunds.com

Bishop Street Funds

Columbia Management Investment Advisers, LLC (“Columbia”) serves as the investment sub-adviser for the Strategic Growth Fund and the Dividend Value Fund, pursuant to a sub-adviser agreement. Columbia is entitled to receive from the Adviser a fee, computed daily and paid monthly, at the annual rate based on the average daily net assets of the Strategic Growth Fund and the Dividend Value Fund, under the following fee schedule: 0.360% on the first $75 million; 0.350% on the next $75 million; 0.325% on the next $100 million; 0.300% on the next $250 million; and 0.250% on assets over $500 million.

4.	ADMINISTRATIVE, CUSTODIAN, TRANSFER AGENT, DISTRIBUTION AND SHAREHOLDER SERVICES

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services to the Funds. For these services, the Administrator is paid an asset based fee which will vary depending the number of share classes and the on the average daily net assets of the Funds. The Administrator has voluntarily agreed to waive 0.08% of its administrative fee on each of the Funds’ average daily net assets excluding the Hawaii Municipal Bond Fund for which the Administrator is waiving 0.13% of its fee. These fee waivers are voluntary and may be discontinued at any time. For the year ended December 31, 2016, the Funds were charged as follows for these services: $65 in the Strategic Growth Fund, $87 in the Dividend Value Fund, $137 in the High Grade Income Fund, $300 in the Hawaii Municipal Bond Fund and $9 in the Short Duration Fund. For the year ended December 31, 2016, the Funds waived as follows for these services: $19 in the Strategic Growth Fund, $26 in the Dividend Value Fund, $41 in the High Grade Income Fund, and $165 in the Hawaii Municipal Bond Fund, and $2 in the Short Duration Fund. These fees and waivers are labeled as “Administrative Fees/Waivers” on the Statement of Operations.

MUFG Union Bank, N.A. acts as custodian for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds. These fees are labeled on the Statement of Operations as “Custody Fees.”

DST Systems, Inc. (“DST”) acts as the Transfer Agent of the Funds. As such, DST provides transfer agency, dividend disbursing and shareholder services to the Funds. These fees are disclosed on the Statement of Operations as “Transfer Agent Fees.”

SEI Investments Distribution Co. (“SIDCO”), the “Distributer” a wholly owned subsidiary of SEI Investments Company, acts as the Trust’s Distributor pursuant to the distribution agreement. The Funds have adopted a Distribution Plan (the “Plan”) on behalf of Class A Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides that Class A Shares will bear the cost of their distribution

Bishop Street Funds

expenses. SIDCO, as compensation for its services under the Plan, receives a distribution fee, computed daily and payable monthly, of 0.25% of the average daily net assets attributable to each Fund’s Class A Shares. This fee is disclosed as “Distribution Fees, Class A” on the Statement of Operations.

The Trust has adopted and entered into a shareholder service plan and agreement with SIDCO. Each Fund pays to SIDCO a shareholder servicing fee not to exceed an annual rate of 0.25% of the average daily net asset value of all shares of each fund, which is computed daily and paid monthly. Under the shareholder service plan, SIDCO may perform, or may compensate other service providers for performing various shareholder and administrative services. SIDCO may also retain as profit any difference between the fee it receives and amount it pays to third parties. For the year, SIDCO paid the entire amount of fees received under the shareholder service plan to First Hawaiian Bank, the Parent Company of Bishop Street Capital Management, for shareholder services performed by First Hawaiian Bank on behalf of SIDCO for the benefit of certain shareholders to the Funds. SIDCO has voluntarily agreed to waive 0.15% of its shareholder servicing fee to the extent necessary to keep operating expenses at or below certain percentages of the respective average daily net assets. These fees and waivers are represented as “Shareholder Servicing Fees/Waivers” on the Statement of Operations.

5.	TRANSACTIONS WITH AFFILIATES

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SIDCO. Such officers are paid no fees by the Trust other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, who are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisers and service providers as required by SEC regulations. The CCO’s services and expenses have been approved by and are reviewed by the Board. These fees are disclosed on the Statement of Operations as “Chief Compliance Officer Fees.”

December 31, 2016	www.bishopstreetfunds.com

Bishop Street Funds

6.	INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale and maturities of securities, other than short-term investments, for the year ended December 31, 2016 are presented below for the Funds.

	Strategic Growth Fund	Dividend Value Fund	High Grade Income Fund	Hawaii Municipal Bond Fund	Short Duration Bond Fund
Purchases
U.S. Government Securities	$—	$—	$6,659	$—	$9,703
Other	10,829	7,388	10,510	38,069	—
Sales and Maturities
U.S. Government Securities	$—	$—	$14,353	$—	$685
Other	20,932	17,941	13,605	39,384	—

7.	FEDERAL TAX INFORMATION

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations which may differ from U.S. GAAP.

As a result, net investment income (loss) and net realized gain (loss) on investment transactions for the reporting period may differ from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to undistributed net investment income/(loss), paid-in capital or accumulated net realized gain/(loss), as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to investments in paydown gains and losses, market discount, REIT adjustments, distribution reclassification and net operating losses have been reclassified:

	Paid in Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss
Strategic Growth Fund	(277)	277	—
Dividend Value Fund	—	6	(6)
High Grade Income Fund	—	(27)	27
Hawaii Municipal Bond Fund	—	(1)	1
Short Duration Bond Fund	—	39	(39)

Bishop Street Funds

The tax character of dividends and distributions declared during the years ended December 31, 2016 and 2015 were as follows:

	Ordinary Income	Tax Exempt Income	Long Term Capital Gain	Total
Strategic Growth Fund
2016	$112	$—	$1,923	$2,035
2015	72	—	3,708	3,780
Dividend Value Fund
2016	$746	$—	$694	$1,440
2015	847	—	—	847
High Grade Income Fund
2016	$1,647	$—	$345	$1,992
2015	1,709	—	423	2,132
Hawaii Municipal Bond Fund
2016	$163	$3,599	$616	$4,378
2015	3	3,978	1,037	5,018
Short Duration Bond Fund
2016	$63	$—	$—	$63

As of December 31, 2016, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:

	Strategic Growth Fund	Dividend Value Fund	High Grade Income Fund	Hawaii Municipal Bond Fund	Short Duration Bond Fund
Undistributed Tax-Exempt Income	$—	$—	$—	$4	$—
Undistributed Ordinary Income	—	—	—	—	—
Undistributed Long-Term Capital Gain Income	182	1,433	123	—	—
Capital Loss Carryforwards	—	—	—	—	(39)
Post October Losses	—	—	—	(40)	—
Unrealized Appreciation (Depreciation)	833	11,202	817	(39)	(65)
Other Temporary Differences	1	—	2	—	—

Total Distributable Earnings (Accumulated Losses)	$1,016	$12,635	$942	$(75)	$(104)

Post-October losses represent losses realized on investment transactions from November 1, 2016 through December 31, 2016 that, in accordance with Federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

December 31, 2016	www.bishopstreetfunds.com

Bishop Street Funds

For Federal income tax purposes, capital losses incurred may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Losses carried forward under these new provisions are as follows:

Short-Term Loss
Short Duration Bond Fund	$39

During the year ended December 31, 2016, the Dividend Value Fund utilized capital loss carryforwards of $3,387.

For Federal income tax purposes, the cost of securities owned at December 31, 2016, and the net realized gains or losses on securities sold for the period were not materially different from amounts reported for financial reporting purposes. These differences are primarily due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The aggregate gross unrealized appreciation and depreciation of securities held by the Strategic Growth, Dividend Value, High Grade Income, Hawaii Municipal Bond and Short Duration Bond Funds for Federal income tax purposes at December 31, 2016 were as follows:

	Strategic Growth Fund	Dividend Value Fund	High Grade Income Fund	Hawaii Municipal Bond Fund
Federal Tax Cost	$25,312	$28,407	$59,949	$141,349

Gross Unrealized Appreciation	2,976	11,488	1,598	2,065
Gross Unrealized Depreciation	(2,143)	(286)	(781)	(2,104)

Net Unrealized Appreciation (Depreciation)	$833	$11,202	$817	$(39)

Short Duration Bond Fund
Federal Tax Cost	$10,032

Gross Unrealized Appreciation	2
Gross Unrealized Depreciation	(67)

Net Unrealized Depreciation	$(65)

Bishop Street Funds

8.	RISKS

The Hawaii Municipal Bond Fund invests primarily in debt instruments in the state of Hawaii. The issuers’ ability to meet their obligations may be affected by economic developments in that state. In addition, each Fund’s investments in debt securities are subject to “credit risk,” which is the risk that an issuer will be unable, or will be perceived to be unable, to repay its obligations at maturity and “interest rate risk” which is the potential for fluctuations in bond prices due to changing interest rates. Funds that invest primarily in high quality debt securities generally are subject to less credit risk than funds that invest in lower quality debt securities.

Certain debt securities are backed by credit enhancements from various financial institutions and financial guarantee assurance agencies. These credit enhancements reinforce the credit quality of the individual securities; however, if any of the financial institutions or financial guarantee assurance agencies’ credit quality should deteriorate, it could cause the individual security’s credit quality to change. Additionally, if any of the Funds concentrate their credit enhancements in any one financial institution, the risk of credit quality deterioration increases. The following table provides detail on the approximate percentage of each fund’s investments in securities with these types of enhancements, as well as the name of the entity providing the largest proportion of enhancements in the Fund.

Hawaii Municipal Bond Fund
% of investments in securities with credit enhancements or liquidity enhancements	11.91%
Largest % of investments in securities with credit enhancements or liquidity enhancements from a single institution	6.46% (Assured Guaranty Municipal Corporation)

The value of asset-backed securities may be affected by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, asset-backed securities and other securities with early redemption features are subject to pre-payment risk. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs. A Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to the general prevailing interest rates at that time.

December 31, 2016	www.bishopstreetfunds.com

Bishop Street Funds

The market value of the Funds’ investments in fixed income securities may change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

Strategic Growth Fund and Dividend Value Fund invest solely in equity securities. Purchases of equity securities are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund’s

9.	OTHER

At December 31, 2016, the percentage of total shares outstanding held by shareholders owning 10% or greater of total shares outstanding of each Fund, which comprised omnibus accounts that were held on behalf of several individual shareholders, was as follows:

	Number of Shareholders	% of Outstanding Shares
Strategic Growth Fund, Class I Shares	2	97.36%
Dividend Value Fund, Class I Shares	2	97.86
High Grade Income Fund, Class I Shares*	3	84.23
Hawaii Municipal Bond Fund, Class I Shares	1	64.19
Hawaii Municipal Bond Fund, Class A Shares	—	—
Short Duration Bond Fund, Class I Shares	1	100.00
*	Includes one unaffiliated shareholder, all other shareholders in the above table are affiliated.

10.	REGULATORY MATTERS

In October 2016, the Securities and Exchange Commission (the “SEC”) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule

Bishop Street Funds

which introduces two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are consistent with the Portfolios’ current financial statement presentation and expects that the Portfolios will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

11.	SUBSEQUENT EVENTS

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

December 31, 2016	www.bishopstreetfunds.com

Bishop Street Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Bishop Street Funds and the Shareholders of the Funds, as defined:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Growth Fund, Dividend Value Fund, High Grade Income Fund, Hawaii Municipal Bond Fund and Short Duration Bond Fund (constituting Bishop Street Funds, hereafter referred to as the “Funds”) as of December 31, 2016, the results of each of their operations for the year then ended, and with respect to the Short Duration Bond Fund from May 31, 2016 (commencement of operations) through December 31, 2016, the changes in each of their net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 28, 2017

Bishop Street Funds	(unaudited)

Disclosure of Fund Expenses

All mutual funds have operating expenses. As a shareholder of a mutual fund you incur two types of costs: (1) transaction costs, including applicable sales charges (loads); and (2) ongoing costs, which include (among others) costs for portfolio management, administrative services, distribution and service (12b-1), shareholder service fees, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from July 1, 2016 to December 31, 2016.

The table on the next page illustrates your Fund’s costs in two ways:

•

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

December 31, 2016	www.bishopstreetfunds.com

(unaudited)

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratios	Expenses Paid During Period*
Strategic Growth Fund — Class I

Actual Fund Return	$1,000.00	$983.50	1.25%	$6.23
Hypothetical 5% Return	1,000.00	1,018.85	1.25	6.34

Dividend Value Fund — Class I

Actual Fund Return	$1,000.00	$1,055.20	1.05%	$5.42
Hypothetical 5% Return	1,000.00	1,019.79	1.05	5.33

High Grade Income Fund — Class I

Actual Fund Return	$1,000.00	$961.60	0.76%	$3.75
Hypothetical 5% Return	1,000.00	1,021.25	0.76	3.86

Hawaii Municipal Bond Fund — Class I

Actual Fund Return	$1,000.00	$964.00	0.55%	$2.72
Hypothetical 5% Return	1,000.00	1,022.30	0.55	2.80

Hawaii Municipal Bond Fund — Class A

Actual Fund Return	$1,000.00	962.80	0.80%	3.95
Hypothetical 5% Return	1,000.00	1,021.05	0.80	4.07

Short Duration Bond Fund — Class I‡

Actual Fund Return	$1,000.00	$993.40	0.55%	$2.74
Hypothetical 5% Return	1,000.00	1,022.32	0.55	2.78

‡	Fund commenced operations on May 31, 2016.
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Bishop Street Funds

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Bishop Street Funds	(unaudited)

Notice to Shareholders of Bishop Street Funds

For shareholders that do not have a December 31, 2016 taxable year end, this notice is for informational purposes only. For shareholders with a December 31, 2016 tax year end, please consult your tax adviser as to the pertinence of this notice.

Fund	(A)* Long Term Capital Gains Distributions (Tax Basis)	(B)* Ordinary Income Distributions (Tax Basis)	(C)* Tax Exempt Interest	(A+B+C) (D) Total Distributions (Tax Basis)
Strategic Growth Fund	94.51%	5.49%	0.00%	100.00%
Dividend Value Fund	48.21%	51.79%	0.00%	100.00%
High Grade Income Fund	17.31%	82.69%	0.00%	100.00%
Hawaii Municipal Bond Fund(6)	14.06%	3.71%	82.23%	100.00%
Short Duration Bond Fund	0.00%	100.00%	0.00%	100.00%

*	Items (A), (B) and (C) are based on the percentage of each fund’s total distribution.
(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).
(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions” (the total of short term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by the law.
(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government Obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government Obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

Bishop Street Funds

For the fiscal year ended December 31, 2016, each fund has designated the following items with regard to distributions paid during the year.

Qualifying for Corporate Dividends Receivable Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Short-Term Capital Gain Dividends(5)
100.00%	100.00%	0.00%	0.00%	100.00%
100.00%	100.00%	0.00%	0.00%	0.00%
0.00%	0.00%	19.58%	91.59%	100.00%
0.00%	0.00%	0.00%	0.00%	100.00%
0.00%	0.00%	8.45%	98.86%	0.00%

(4)	The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.
(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.
(6)	For California income tax purposes, for the fiscal year ended December 31, 2016, the Hawaii Municipal Bond Fund designated 3.74% of their distributions paid from net investment income as exempt interest dividends under Section 17145 of the California Revenue and Taxation Code.

December 31, 2016	www.bishopstreetfunds.com

Bishop Street Funds

Board of Trustees and Officers

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED BOARD MEMBERS [3,4]
ROBERT NESHER 70 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.
WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 76 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT BOARD MEMBERS [4]
JOHN K. DARR 72 yrs. old	Trustee (Since 2008)	Retired. Chief Executive Officer, Office of Finance, Federal Home Loan Bank, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. 64 yrs. old	Trustee (Since 2011)	Self-Employed Consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager — Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.
1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust
3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Board Members oversee 5 funds in the Bishop Street Funds.

Bishop Street Funds

(unaudited)

may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-262-9565. The following chart lists Trustees and Officers as of December 31, 2016.

Other Directorships Held by Board Member[5]

Current Directorships: Trustee of The Advisor’s Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, L.P., SEI Global Master Fund PLC, SEI Global Assets Fund PLC, SEI Global Investments Fund PLC, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010, Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Advisors’ Inner Circle Fund III, Bishop Street Funds, Winton Series Trust, Winton Diversified Opportunities Fund, Gallery Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust, SEI Catholic Values Trust and The KP Funds. Director of SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments — Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of Federal Home Loan Bank of Pittsburgh, Meals on Wheels, Lewes/Rehoboth Beach and West Rehoboth Land Trust.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.
5	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

December 31, 2016	www.bishopstreetfunds.com

Bishop Street Funds

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT BOARD MEMBERS[3] (continued)
MITCHELL A. JOHNSON 74 yrs. old	Trustee (Since 2005)	Retired. Private investor since 1994.
BETTY L. KRIKORIAN 73 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008 – 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.
BRUCE R. SPECA 60 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President — Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.
GEORGE J. SULLIVAN, JR. 74 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since 2012. Self-employed Consultant, Newfound Consultants Inc., 1997 to 2011.
OFFICERS
MICHAEL BEATTIE 51 yrs. old	President (Since 2011)	Director of Client Service, SEI Investments Company, since 2004.
STEPHEN CONNORS 32 yrs. old	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.
1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust
3	Board Members oversee 5 funds in the Bishop Street Funds.

Bishop Street Funds

(unaudited)

Other Directorships Held by Board Member/Trustee[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, The KP Funds, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of the SEI Alpha Strategy Portfolios, LP to 2013. SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010, Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

None.
None.
4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

December 31, 2016	www.bishopstreetfunds.com

Bishop Street Funds

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
OFFICERS (continued)
RUSSELL EMERY 54 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. until 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016.
DIANNE M. DESCOTEAUX 39 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
LISA WHITTAKER 38 yrs. old	Vice President and Assistant Secretary (Since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).
JOHN Y. KIM 35 yrs. old	Vice President and Secretary (Since 2014)	Attorney, SEI Investments Company (2014-present). Associate Stradley Ronan Stevens & Young (2009-2014).
BRIDGET E. SUDALL 36 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer (Since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, 2007 to 2011.
1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust

Bishop Street Funds

(unaudited)

Other Directorships Held by Trustee

None.
None.
None.
None.
None.

December 31, 2016	www.bishopstreetfunds.com

INVESTMENT ADVISER

BISHOP STREET CAPITAL MANAGEMENT

HONOLULU, HI 96813

ADMINISTRATOR

SEI INVESTMENTS GLOBAL FUNDS SERVICES

ONE FREEDOM VALLEY DRIVE

OAKS, PA 19456

DISTRIBUTOR

SEI INVESTMENTS DISTRIBUTION CO.

ONE FREEDOM VALLEY DRIVE

OAKS, PA 19456

TRANSFER AGENT

DST SYSTEMS, INC.

KANSAS CITY, MO 64121

CUSTODIAN

MUFG UNION BANK, N.A.

SAN FRANCISCO, CA 94101

LEGAL COUNSEL

MORGAN, LEWIS & BOCKIUS LLP

PHILADELPHIA, PA 19103

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PRICEWATERHOUSECOOPERS LLP

PHILADELPHIA, PA 19103

FOR MORE INFORMATION ABOUT BISHOP STREET FUNDS, CALL 1-800-262-9565 OR YOUR INVESTMENT SPECIALIST VISIT US ONLINE AT WWW.BISHOPSTREETFUNDS.COM

BISHOP STREET FUNDS P.O. BOX 219721 KANSAS CITY, MO 64121-9721

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF BISHOP STREET FUNDS’ SHAREHOLDERS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

SHARES OF BISHOP STREET FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY FIRST HAWAIIAN BANK OR ANY OF ITS AFFILIATES. SUCH SHARES ARE ALSO NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENT IN SHARES OF MUTUAL FUNDS INVOLVES RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THE BISHOP STREET FUNDS ARE DISTRIBUTED BY SEI INVESTMENTS DISTRIBUTION CO., WHICH IS NOT AFFILIATED WITH FIRST HAWAIIAN BANK, BANK OF THE WEST OR BANCWEST CORPORATION. BANCWEST CORPORATION IS A WHOLLY-OWNED SUBSIDIARY OF BNP PARIBAS.

BSF-AR-006-2200

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the past fiscal year.

Item 3.	Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial experts are George Sullivan and John Darr, and are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers (PwC LLP) Related to the Trust

PwC LLP billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2016			2015
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	124,900	N/A	N/A	$95,400	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1)

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2)    Percentage of fees billed applicable to non-audit services approved pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) were as follows:

	2016	2015
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f)         Not applicable.

(g)        The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2016 and 2015, respectively.

(h)        During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

((a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b)) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Bishop Street Funds

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Dated: March 9, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Dated: March 9, 2017

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller & CFO

Dated: March 9, 2017

*	Print the name and title of each signing officer under his or her signature.